As filed with the Securities and Exchange Commission on August 4, 2010

Securities Act Registration No. 333-

Investment Company Act File No. 811-8777

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(Check appropriate box or boxes)

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

and/or

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 3

Credit Suisse High Yield Bond Fund

(Exact name of Registrant as Specified in Charter)

Eleven Madison Avenue, New York, New York 10010
(Address of Principal Executive Offices)

212-325-2000

(Registrant’s telephone number, including area code)

John G. Popp
Credit Suisse High Yield Bond Fund

Eleven Madison Avenue

New York, New York 10010

(Name and Address of Agent for Service)

Copies to:

Rose F. DiMartino, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019	James G. Silk, Esq. Willkie Farr & Gallagher LLP 1875 K Street, N.W. Washington, DC 20006

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (if appropriate, check box)

☐	when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares of Beneficial Interest, $0.001 par value per share	100,000	$3.07	$307,000	$21.89

(1) Estimated solely for the purpose of calculating the registration fee as required by Rule 457(c) under the Securities Act, based upon the average of the high and low sales prices reported on the New York Stock Exchange Amex consolidated reporting system of $3.07 on July 30, 2010.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED AUGUST 4, 2010

PRELIMINARY PROSPECTUS

CREDIT SUISSE HIGH YIELD BOND FUND

[            ] Common Shares of Beneficial Interest
Issuable Upon Exercise of
Rights to Subscribe for Such Shares

Credit Suisse High Yield Bond Fund (the “Fund”) is issuing transferable rights (the “Rights”) to its shareholders of record as of [          ], 2010 (the “Record Date”). These Rights will allow shareholders and other persons who obtain Rights from shareholders (such shareholders and other persons together, “Rightholders”) to subscribe for new common shares of beneficial interest of the Fund (“Shares”) in an aggregate amount of approximately [          ] Shares (the “Offer”). In certain circumstances, the Fund may increase the number of common shares of beneficial interest of the Fund subject to subscription by up to [    ]%.  You will receive one Right for each whole Share you own on the Record Date. You may buy one new Share of the Fund for every [      ] Rights that you receive (1-for-[    ]). If you receive less than [    ] Rights in total, you will be entitled to buy one new Share.  Rightholders who [are shareholders as of the Record Date and] fully exercise their Rights may purchase additional common shares of beneficial interest, subject to the limitations and the allotment as described in this prospectus (the “Over-Subscription Privilege”).

The Rights are transferable and will be listed for trading on the New York Stock Exchange Amex (the “NYSE Amex”) under the symbol [      ] during the course of the Offer.

The Fund’s Shares are listed, and the Shares issued in this Offer will be listed, on the NYSE Amex under the symbol “DHY.” As of [        ], 2010, the last reported net asset value per Share was $[      ] and on that date the last reported sales price of a Share on the NYSE Amex was $[      ].

The subscription price per Share will be [                                      %] [of the average weighted Share price on the NYSE Amex on [          ], 2010] (the “Expiration Date”) [and the [    ] preceding business days] (the “Subscription Price”).

The Offer will expire at 5:00 p.m., Eastern time, on [          ], 2010, unless extended as described in this prospectus. Rightholders who choose to exercise their Rights will not know the Subscription Price at the time they exercise their Rights.

If you do not exercise your Rights, you will, upon the completion of the Offer, own a smaller proportional interest in the Fund than you do now. In addition, because the Subscription Price per Share may be less than the then current net asset value per Share, the completion of the Offer may result in an immediate dilution of the net asset value per Share for all existing shareholders. Such dilution could be substantial. If such dilution occurs, shareholders will experience a decrease in the net asset value per Share held by them, irrespective of whether they exercise all or any portion of their Rights. The distribution to shareholders of transferable Rights, which may themselves have intrinsic value, will afford such shareholders the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for the potential economic dilution of their interests. The Fund cannot state precisely the extent of this dilution because the Fund does not know what the net asset value will be when the Offer expires, how many Rights will be exercised or the exact expenses of the Offer. Volatility in the market price of Shares of the Fund may increase or decrease during the Offer. No assurance can be given that a market for the Rights will develop, or as to the value, if any, that the Rights will have. For further information on the effects of dilution, see “Special Considerations and Risk Factors” on page [    ] of the prospectus.

The Fund is a non-diversified, closed-end management investment company with a leveraged capital structure. The Fund’s primary investment objective is to seek high current income.  The Fund will also seek capital appreciation as a secondary objective to the extent consistent with its objective of seeking high current income. Under normal market conditions, the Fund invests at least 80% of its total assets in fixed income securities of U.S. issuers rated below investment grade quality (lower than Baa by Moody’s Investors Services, Inc. or lower than

BBB by Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc.), or in unrated income securities that Credit Suisse Asset Management, LLC, the Fund’s investment adviser, determines to be of comparable quality. There can be no assurance that the Fund will achieve its investment objectives.

Exercising your Rights and investing in the Fund’s Shares involves a high degree of risk and may be considered speculative. Before exercising your Rights and investing in the Fund’s Shares, you should read the discussion of the material risks of investing in the Fund, including the risks of leverage and of investing in below investment grade/high yield securities, in “Special Considerations and Risk Factors” beginning on page [    ] of the prospectus.  Certain of these risks are summarized in “Prospectus Summary — Special Considerations and Risk Factors” beginning on page [    ] of the prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Estimated Price to Public(1)			Estimated Sales Load	Estimated Proceeds to the Fund(2)
Per Share	$	[	]	None	$	[	]
Total(3)	$	[	]	None	$	[	]

(1) The estimated Subscription Price to the public is based upon [        %] of the Fund’s net asset value per Share as of [recent date], 2010.

(2) Before deduction of expenses related to the Offer incurred by the Fund, which are estimated at approximately $[          ].

(3) Assumes all Rights offered are exercised at the estimated Subscription Price.  If the Fund increases the number of shares subject to subscription by [    ]%, the Estimated Price to the Public, Estimated Sales Load and Estimated Proceeds to the Fund will be $[            ], $0 and $[            ], respectively.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information that a prospective investor ought to know before investing in the Fund. A Statement of Additional Information (“SAI”), dated [          ], 2010, containing additional information about the Fund has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus. A Table of Contents for the SAI is set forth on page [    ] of this prospectus. A copy of the SAI can be obtained without charge by writing to the Fund at c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, New York 10010, by calling 1-800-293-1232, or from the SEC’s website at http://www.sec.gov. Copies of the Fund’s Annual Report and Semi-Annual Report and other information about the Fund may be obtained upon request by writing to the Fund, by calling 1-800-293-1232, or by visiting the Fund’s website at www.credit-suisse.com/us. All questions and inquiries relating to the Offer should be directed to the Information Agent, The Altman Group, Inc., [Address], at [Telephone Number].

The date of this prospectus is [                ].

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus and the SAI contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities the Fund holds, the conditions in the U.S. and international financial and other markets, the price at which the Fund’s Shares will trade in the public markets and other factors discussed in the Fund’s periodic filings with the SEC.

Actual results could differ materially from those projected or assumed in the forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Special Considerations and Risk Factors” section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus are made as of the date of this prospectus. Except for the Fund’s ongoing obligations under the federal securities laws, the Fund does not intend, and it undertakes no obligation, to update any forward-looking statement.

Currently known risk factors that could cause actual results to differ materially from the Fund’s expectations include, but are not limited to, the factors described in the “Special Considerations and Risk Factors” section of this prospectus. You are urged to review carefully that section for a more complete discussion of the risks of an investment in the Fund’s Shares.

TABLE OF CONTENTS

Page

Prospectus Summary
Fees and Expenses
Financial Highlights
The Offer
Use of Proceeds
The Fund
Investment Objectives and Policies
Special Considerations and Risk Factors
Management of the Fund
Expenses
Net Asset Value
Dividends and Distributions; Automatic Dividend Reinvestment Plan
Federal Income Taxation
Repurchase of Shares
Description of Shares
Closed-End Fund Structure
Custodian, Transfer Agent and Dividend-Paying Agent
Legal Matters
Legal Proceedings
Reports to Shareholders
Additional Information
Table of Contents of Statement of Additional Information

The information contained in this prospectus speaks only as of the date of this prospectus unless the information specifically indicates that another date applies. No dealer, salesperson or other person has been authorized to give any information or to make any representations other than those contained in this prospectus in connection with the offer contained herein and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund.

PROSPECTUS SUMMARY

This summary highlights some information that is described more fully elsewhere in this prospectus. It may not contain all of the information that is important to you. To understand the Offer fully, you should read the entire document carefully, including the “Special Considerations and Risk Factors” section.

The Fund

Credit Suisse High Yield Bond Fund (the “Fund”) is a non-diversified, closed-end management investment company. The Fund commenced operations on July 28, 1998, following its initial public offering. See “The Fund.”

The Offer

The Fund is issuing to its common shareholders of record, as of the close of business on [          ], 2010 (the “Record Date”), transferable rights (“Rights”) to subscribe for an aggregate of approximately [    ] common shares of beneficial interest of the Fund (“Shares”), $0.001 par value per Share (the “Offer”). In certain circumstances described below under “Over-Subscription Privilege,” the Fund may increase the number of common shares of beneficial interest subject to subscription by up to [    ]%. Each shareholder will receive one Right for each whole Share held by the shareholder as of the Record Date. Such shareholders may transfer Rights to other persons. Existing shareholders of the Fund who retain all or part of their Rights and persons acquiring Rights from such shareholders are together referred to as “Rightholders.” A Rightholder may subscribe for one new Share of the Fund for every [      ] Rights that are held by the Rightholder (1-for-[     ]). No fractional Shares will be issued. If a shareholder receives less than [        ] Rights in total, that shareholder will be entitled to subscribe for one new Share. The right to acquire Shares during the Subscription Period (defined below) is referred to as the “Primary Subscription” and the Shares issued through the Primary Subscription are referred to as the “Primary Subscription Shares.”

If a Rightholder [is a shareholder as of the Record Date (“Record Date Shareholder”) and] exercises all of the Rights it received in the Primary Subscription, that Rightholder also may subscribe for additional common shares of beneficial interest of the Fund pursuant to the Over-Subscription Privilege (as defined below).

A Rightholder may elect to sell his or her Rights. The Rights will be traded on the NYSE Amex under the symbol [          ] during the course of the Offer. The Fund will use its reasonable best efforts to ensure that an adequate trading market for the Rights will exist but there is no assurance that a market for the Rights will develop. Trading in the Rights on the NYSE Amex may be conducted until and including the close of trading on the last NYSE Amex trading day prior to the Expiration Date (defined below).

Assuming a market for the Rights develops, Rightholders who do not wish to exercise any or all of their rights may sell the Rights through the Subscription Agent (defined below) or through their broker. Any Rights submitted to the Subscription Agent for sale must be received by the Subscription Agent on or before 4:00 p.m. Eastern Time [          ], 2010, [    ] business day[s] prior to the Expiration Date, due to normal settlement procedures. To sell any unexercised rights, a Rightholder will need to provide instructions to the Subscription Agent by 4 p.m. on [          ], 2010 or instruct his or her broker to sell any unexercised Rights in time for the broker to execute the transaction by the close of trading on [          ], 2010. See “The Offer.”

Purpose of the Offer

[The Board of Trustees of the Fund (the “Board”) and Credit Suisse Asset Management, LLC, the Fund’s investment adviser (“Credit Suisse” or the “Investment Adviser”), have determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund in order to more fully take advantage of current and prospective investment opportunities. The Board and the Investment Adviser believe the current market environment offers the Fund opportunities to deploy additional capital to take advantage of attractive investment opportunities and seek to enhance the Fund’s future risk-adjusted returns. The Board and the Investment Adviser have determined that the Offer is currently the most effective way to raise additional assets for the Fund while providing shareholders with certain other potential benefits as discussed below.

In connection with the Board’s decision to approve this Offer, the Board considered the recommendations of Credit Suisse, [              ], an independent consultant recognized as an expert in the field of closed-end investment companies, and [                  ], an investment banking firm with expertise in the field of closed-end investment companies. Prior to reaching its conclusion to approve the Offer, the Board considered, among other things, the following factors: [                ]]

See “The Offer — Purposes of the Offer.”

Subscription Price

The subscription price per Share will be [                                      %] [of the average weighted Share price on the NYSE Amex on [          ], 2010] (the “Expiration Date”) [and the [    ] preceding business days] (the “Subscription Price”). See “The Offer — The Subscription Price.”

Subscription Period

Rights may be exercised at any time during the subscription period (the “Subscription Period”), which starts on [        ], 2010 and ends at 5:00 p.m., Eastern time, on [        ], 2010. See “The Offer — Terms of the Offer.”

Over-Subscription Privilege

If a Rightholder [is a Record Date Shareholder and] fully exercises all Rights initially issued to it, the Rightholder may subscribe for the Primary Subscription Shares which were not otherwise subscribed for by other Rightholders through the Primary Subscription, as well as, in certain instances, Additional Shares (as defined below) (the “Over-Subscription Privilege”). If enough Primary Subscription Shares are available, all such over-subscription requests will be honored in full. If the over-subscription requests for Primary Subscription Shares exceed the Primary Subscription Shares available, the available Primary Subscription Shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

In addition, in the event that the Fund’s per share net asset value on the Expiration Date is equal to or less than the Subscription Price, the Fund may determine to issue additional common shares of beneficial interest up to an amount equal to [    ]% of the Primary Subscription Shares (up to an additional [              ] common shares of beneficial interest) (the “Additional Shares”) to satisfy over-subscription requests. Should the Fund determine to issue some or all of the Additional Shares, they will be allocated only among [Record Date Shareholders] who submitted over-subscription requests. Additional Shares will be allocated pro rata among those fully exercising [Record Date Shareholders] who over-subscribe based on the number of Rights originally issued to them by the Fund.

[Rightholders who are not Record Date Shareholders may not participate in the Over-Subscription Privilege.]

Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment. See “The Offer — Over-Subscription Privilege.”

Costs of the Offer	The costs of the Offer, which are estimated to be $[ ], will be borne by the Fund.

Notice of NAV Decline

The Fund will suspend the Offer until it amends this prospectus if, after the effective date of this prospectus, the Fund’s net asset value (“NAV”) declines more than 10% from its NAV as of the effective date. In such event, the Fund will notify Rightholders of any such decline and permit Rightholders to cancel the exercise of their Rights. Rightholders will have their payment for additional Shares returned to them if they opt to cancel the exercise of their Rights. See “The Offer — Notice of NAV Decline.”

How to Obtain Subscription	You may obtain subscription information in one of two ways:

Information	• Contact your broker, banker or trust company. • Contact The Altman Group, Inc. (the “Information Agent”) at [ ].
How to Subscribe

Except as described under Foreign Restrictions, you may subscribe in one of two ways:

•    Complete and sign the subscription certificate (“Subscription Certificate”). Mail it in the envelope provided or deliver the completed and signed Subscription Certificate by the Expiration Date to Computershare Trust Company, N.A. (“Computershare” or the “Subscription Agent”).

•    Contact your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of a properly completed and executed Subscription Certificate, pursuant to a notice of guaranteed delivery (“Notice of Guaranteed Delivery”), to the Subscription Agent by the Expiration Date. See “The Offer — Exercise of Rights” and “The Offer — Payment for Shares.”

Federal Income Tax Consequences

For federal income tax purposes, neither the receipt nor the exercise of the Rights will result in taxable income to Rightholders. You will not recognize a taxable loss if your Rights expire without being exercised. However, a sale of the Rights (or of Shares obtained by exercising the Rights) generally will result in the recognition of taxable income or loss. See “The Offer — Certain Federal Income Tax Consequences of the Offer.”

Use of Proceeds

The net proceeds of the Offer, assuming all Primary Subscription Shares are sold, is estimated to be $[          ] (approximately $[        ] if the Fund issues and sells all of the Additional Shares). The Fund will invest the proceeds of the Offer in accordance with the Fund’s investment objective and policies. Credit Suisse Asset Management, LLC, the Fund’s investment adviser (“Credit Suisse” or the “Investment Adviser”), anticipates that investment of the proceeds will occur shortly after their receipt by the Fund, depending on market conditions and the availability of appropriate investments. To the extent there is any delay in investing the proceeds of the Offer, the Fund may invest in U.S. government securities or high-quality, short-term money market instruments, cash or cash equivalents, pending investment of the proceeds. Following the completion of the Offer, the Fund may increase the amount of leverage outstanding. See “Use of Proceeds.”

Transferability of Rights

The Rights are transferable and will be listed for trading on the NYSE Amex under the symbol [          ] during the course of the Offer. The Fund’s outstanding Shares are listed, and the Shares issued in this Offer will be listed, on the NYSE Amex under the symbol “DHY.”

Foreign Restrictions

Subscription Certificates will not be mailed to shareholders whose record addresses are outside the United States. Foreign shareholders will receive written notice of the Offer as set forth in this prospectus. See “The Offer — Foreign Restrictions.”

Important Dates To	Record Date	[ ], 2010
Remember	Subscription Period*	[ ], 2010 to [ ], 2010
	Expiration Date	[ ], 2010
	Subscription Certificates and Payment for Shares due**	[ ], 2010
	Notice of Guaranteed Delivery due	[ ], 2010
	Payment for Guarantees of Delivery due	[ ], 2010
	Confirmation mailed to participant	[ ], 2010
	Final payment for Shares***	[ ], 2010

* Unless the Offer is extended.

** A Rightholder exercising Rights must deliver the (i) a Subscription Certificate or (ii) a Notice of Guaranteed Delivery by the Expiration Date.

*** Additional amount due (in the event the Subscription Price exceeds the Estimated Subscription Price).

Investment Objectives and Policies

The Fund’s primary investment objective is to seek high current income. The Fund will also seek capital appreciation as a secondary objective, to the extent consistent with its objective of seeking high current income. The Fund is designed for investors willing to assume additional risk in return for the potential for high current income and capital appreciation. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its objectives.

Under normal market conditions, the Fund will invest at least 80% of its total assets in fixed income securities of U.S. issuers rated below investment grade quality (lower than Baa by Moody’s Investors Services, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) or comparably rated by another nationally recognized rating agency), or in unrated income securities that Credit Suisse determines to be of comparable quality. Securities rated lower than Baa by Moody’s and lower than BBB by S&P are commonly known as “junk bonds.” The Fund will generally not invest in securities rated at the time of investment in the lowest rating categories (Ca or below for Moody’s and CC or below for S&P) but may continue to hold securities which are subsequently downgraded. However, it has authority to invest in securities rated as low as C and D by Moody’s and S&P, respectively.

As a component of the Fund’s investment in “junk bonds,” the Fund may also invest up to 20% of its total assets in securities of issuers that are the subject of bankruptcy proceedings or in securities otherwise in default or in significant risk of being in default (“Distressed Securities”). The Fund may invest up to 30% of its total assets in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies or multinational currency units. The Fund may invest up to 20% of its assets in credit default swap agreements.

In selecting investments for the Fund’s portfolio, the Fund’s portfolio managers:

•      continually analyze individual companies, including their financial condition, cash flow and borrowing requirements, value of assets in relation to cost, strength of management, responsiveness to business conditions, credit standing and anticipated results of operations;

•      analyze business conditions affecting investments, including:

•      changes in economic activity and interest rates;

•      availability of new investment opportunities;

•      economic outlook for specific industries;

•      seek to moderate risk by investing among a variety of industry sectors and issuers.

The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

The Fund currently utilizes and in the future expects to continue to utilize leverage through borrowings, including the issuance of debt securities, or through other transactions, such as reverse repurchase agreements, which have the effect of leverage. The Fund may use leverage up to 33 1/3% of its total assets (including the amount obtained through leverage). The Fund generally will not utilize leverage if it anticipates that the Fund’s leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure. Use of leverage creates an opportunity for increased income and capital appreciation for shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Use of Leverage.”

The Fund will seek its secondary objective of capital appreciation by investing in securities that Credit Suisse expects may appreciate in value as a result of favorable developments affecting the business or prospects of the issuer, which may improve the issuer’s financial condition and credit rating, or as a result of declines in long-term interest rates.

The Fund may implement various temporary “defensive” strategies at times when Credit Suisse determines that conditions in the markets make pursuing the Fund’s basic investment strategy inconsistent with the best interests of shareholders. These strategies may include investing less than 80% of its total assets in lower grade income securities by investing in higher quality debt and/or money market instruments. See “Investment Objectives and Policies.”

Use of Leverage

As provided in the Investment Company Act of 1940, as amended (the “1940 Act”) and subject to certain exceptions, the Fund may issue debt with the condition that immediately after issuance the value of its total assets, less ordinary course liabilities, exceeds 300% of the amount of the debt outstanding.

Thus, as noted above, the Fund may use leverage in the form of borrowings in an amount up to 33 1/3% of the Fund’s total assets (including the proceeds of such leverage). The total leverage of the Fund is currently expected to range between 25% and 30% of the Fund’s total assets. The Fund seeks a leverage ratio, based on a variety of factors including market conditions and the Investment Adviser’s market outlook, where the rate of return, net of applicable Fund expenses, on the Fund’s investment portfolio investments purchased with leverage exceeds the costs associated with such leverage.

The Fund, as of [                    ], is leveraged through borrowings from a credit facility in the amount of $[                    ] or [      ]% of the Fund’s total assets (including the proceeds of such leverage). The Fund’s asset coverage ratio as of [                    ] was [      ]%. See “Special Considerations and Risk Factors — Leverage Risk” for a brief description of the Fund’s credit agreement with State Street Bank and Trust Company (“State Street”).

Following the completion of the Offer, the Fund intends to increase the amount of leverage outstanding. The Fund may engage in additional borrowings in order to maintain the Fund’s desired leverage ratio. Leverage creates a greater risk of loss, as well as a potential for more gain, for the common shares than if leverage were not used. Interest on borrowings may be at a fixed or floating rate and generally will be based on short-term rates. The costs associated with the Fund’s use of leverage, including the issuance of such leverage and the payment of dividends or interest on such leverage, will be borne entirely by the holders of common shares. As long as the rate of return, net of applicable Fund expenses, on the Fund’s investment portfolio investments purchased with leverage exceeds the costs associated with such leverage, the Fund will generate more return or income than will be needed to pay such costs. In this event, the excess will be available to pay higher dividends to holders of common shares. Conversely, if the Fund’s return on such assets is less than the cost of leverage and other Fund expenses, the return to the holders of the common shares will diminish. To the extent that the Fund uses leverage, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile. The Fund’s leveraging strategy may not be successful. See “Use of Leverage” and “Special Considerations and Risk Factors — Leverage Risk.”

Information	Credit Suisse, the Fund’s investment adviser, is part of the asset management business of

Regarding the Investment Adviser

Credit Suisse Group AG, one of the world’s leading banks. Credit Suisse serves as the Fund’s investment adviser with respect to all investments and is responsible for making all investment decisions. Credit Suisse receives from the Fund, as compensation for its advisory services, an annual fee, payable monthly, in an amount equal to 1% of the first $250 million of the average weekly value of the Fund’s total assets minus the sum of liabilities (other than the aggregate indebtedness constituting leverage) (the “Managed Assets”) and 0.75% of the average weekly value of the Managed Assets greater than $250 million. Credit Suisse may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund. Effective January 1, 2007, Credit Suisse agreed to waive 0.15% of the fees payable under the Investment Advisory Agreement. During periods in which the Fund is utilizing leverage, the advisory fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Managed Assets including those purchased with leverage. The Fund is currently utilizing leverage. The Investment Adviser is located at Eleven Madison Avenue, New York, New York 10010. See “Management of the Fund — Investment Adviser.”

Potential Conflicts of Interest. Because the Investment Adviser receives a fee based on assets, it will benefit from the increase in assets that will result from the Offer. It is not possible to state precisely the amount of additional compensation that the Investment Adviser might receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. However, assuming (i) all Rights are exercised, (ii) the Fund’s average weekly net asset value during [      ] is $[      ] per Share (the net asset value per Share on [                    ]), (iii) the Subscription Price is $[      ] per Share ([        %] of the last reported sale price of the Fund’s Shares on [                     ]), and (iv) assuming, for purposes of this example, the Fund increases the amount of leverage outstanding while maintaining approximately the same percentage of total assets attributable to leverage (after giving effect to offering expenses), the Investment Adviser would receive additional advisory fees of approximately $[      ] million for the calendar year [      ] and would continue to receive additional advisory fees as a result of the Offer, based on the Fund’s average weekly Managed Assets attributable to the Shares issued in the Offer, thereafter.

Dividends and Distributions

The Fund declares and pays dividends on a monthly basis. Distributions of net realized capital gains, if any, are declared and paid at least annually. See “Dividends and Distributions; Automatic Dividend Reinvestment Plan.”

Automatic Dividend Reinvestment Plan

Under the Fund’s automatic dividend reinvestment plan, all dividend and capital gain distributions are automatically reinvested in additional Shares of the Fund either purchased on the open market, or issued by the Fund if the Shares are trading at or above their net asset value, unless in either case the shareholder elects to receive cash. A shareholder whose Shares are held through a broker or nominee should contact such broker or nominee to confirm that they are able to participate in the plan. See “Dividends and Distributions; Automatic Dividend Reinvestment Plan.”

Repurchase of Shares

The Fund may, from time to time, take action to attempt to reduce or eliminate any market value discount from NAV. The Board, in consultation with Credit Suisse, will periodically review the possibility of open market repurchases or tender offers for Shares of the Fund. There can be no assurance that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such repurchases or tender offers will result in the Shares trading at a price which is equal to or close to NAV. The Fund may borrow to finance such repurchases or tenders. See “Repurchase of Shares.”

Custodian and Transfer Agent	State Street Bank and Trust Company acts as the Fund’s custodian pursuant to a custody agreement. Computershare acts as the Fund’s transfer agent and dividend-paying agent.

Special Considerations and Risk Factors

The following summarizes some of the matters and risks that you should consider before investing in connection with this Offer.

Risks of the Offer

Potential Dilution. If you do not exercise your Rights, you will, upon the completion of the Offer, own a smaller proportional interest in the Fund than you do now and you may incur dilution of ownership and voting, as well as dilution of your share of any distributions made by the Fund, as a result of the Offer. In addition, if you do not submit a subscription request pursuant to the Over-Subscription Privilege and the Fund issues Additional Shares, you may experience further dilution of ownership and voting, as well as further dilution of your share of any distributions made by the Fund. Also, because the Subscription Price per Share may be less than the then current NAV per Share, the completion of the Offer may result in an immediate dilution of the net asset value per Share for all existing shareholders. Such dilution could be substantial. If such dilution occurs, shareholders will experience a decrease in the net asset value per Share held by them, irrespective of whether they exercise all or any portion of their Rights. The Fund cannot state precisely the extent of this dilution because the Fund does not know what the NAV will be when the Offer expires, how many Rights will be exercised or the exact expenses of the Offer. See “Special Considerations and Risk Factors — Potential Dilution.”

Potential Yield Reduction. The Offer is expected to present the opportunity to invest in high yielding securities. This expectation is based on the current market environment for high yield debt securities, which could change in response to interest rate levels, general economic conditions, specific industry conditions and other factors. If the market environment for high yield debt securities changes in a manner that adversely affects the yield of such securities, the Offer could cause the Fund to invest in securities that are lower yielding than those in which it is currently invested. In addition, even if the market for high yield debt securities continues to present attractive investment opportunities, there is no assurance that the Fund will be able to invest the proceeds of the Offer in high yielding securities or that other potential benefits of the Offer will be realized. The Offer could reduce the Fund’s current dividend yield if the Fund is unable to invest the proceeds of the Offer in securities that provide a yield at least equal to the current dividend yield. See “Special Considerations and Risk Factors — Potential Yield Reduction.”

Increase in Share Price Volatility; Decrease in Share Price. The Offer may result in an increase in trading of the Shares, which may increase volatility in the market price of the Shares. The Offer may result in an increase in the number of shareholders wishing to sell their Shares, which would exert downward price pressure on the price of Shares. See “Special Considerations and Risk Factors — Increase in Share Price Volatility; Decrease in Share Price.”

Under-Subscription. It is possible that the Offer will not be fully subscribed. Under-subscription of the Offer could have an impact on the net proceeds of the Offer and whether the Fund achieves the benefits described under “The Offer — Purpose of the Offer.” See “Special Considerations and Risk Factors — Under-Subscription.”

Risks of Investing in the Fund

Investment and Market Risk. An investment in the Fund’s Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes a leveraged capital structure. If the current global economic downturn continues into a prolonged recession or deteriorates further, the ability of issuers of the corporate fixed-income securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected. The value of the securities in which the Fund invests will affect the value of the Shares. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. See “Special Considerations and Risk Factors — Investment and Market Risk.”

Lower Grade Securities Risk. Lower grade securities are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Other than with respect to Distressed Securities, discussed below, the lower grade securities in which the Fund may invest do not include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs. See “Special Considerations and Risk Factors — Lower Grade Securities Risk.”

Distressed Securities Risk. As a component of the Fund’s investment in “junk bonds,” the Fund may invest up to 20% of its total assets in Distressed Securities. Such securities are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of Credit Suisse of equivalent quality. Investment in Distressed Securities is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary objective of capital appreciation through investment in Distressed Securities, the Fund’s ability to achieve current income for shareholders may be diminished. See “Special Considerations and Risk Factors — Distressed Securities.”

Credit Risk. Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status. In addition to the credit risks associated with high yield securities, the Fund could also lose money if the issuer of other debt obligations, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value. See “Special Considerations and Risk Factors — Credit Risk.”

Interest Rate Risk. Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute because market interest rates are currently at historically low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. The Fund’s use of leverage will tend to increase interest rate risk.

Investments in floating rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Inverse floating rate debt securities may also exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. To the extent the Fund holds floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s common shares. See “Special Considerations and Risk Factors — Interest Rate Risk.”

Leverage Risk. The Fund currently leverages through borrowings from a credit facility. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, through borrowings or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund continues to employ leverage in its investment operations, the Fund will be subject to substantial risks of loss.

Therefore, if the market value of the Fund’s investment portfolio declines, any leverage will result in a greater decrease in net asset value to common shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. Further, if at any time while the Fund has leverage outstanding it does not meet applicable asset coverage requirements (as discussed below), it may be required to suspend distributions to common shareholders until the requisite asset coverage is restored. Any such suspension might impair the ability of the Fund to meet the regulated investment company (“RIC”) distribution requirements and to avoid Fund-level U.S. federal income and/or excise taxes.

As noted above, the Fund currently leverages through borrowings from a credit facility. The Fund has entered into a revolving credit agreement (the “Credit Agreement”) with State Street to borrow up to the least of: (a) $75,000,000; (b) an amount that is no greater than 30% of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and (c) the Borrowing Base as defined in the Credit Agreement. Such borrowings constitute financial leverage. The Credit Agreement contains customary covenant, negative covenant and default provisions, including covenants that limit the Fund’s ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. In addition, the Fund agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Credit Agreement became effective. Furthermore, the Fund may not incur additional debt from any other party, except for in limited circumstances (e.g., in the ordinary course of business). Such restrictions shall apply only so long as the Credit Agreement remains in effect.

Indebtedness issued under the Credit Agreement is not convertible into any other securities of the Fund. Outstanding amounts would be payable at maturity or such earlier times as required by the Credit Agreement. The Fund may be required to prepay outstanding amounts under the Credit Agreement in the event of the occurrence of certain events of default. The Fund is expected to indemnify the lenders under the Credit

Agreement against certain liabilities they may incur in connection with the Credit Agreement. The Fund is required to pay commitment fees under the terms of the Credit Agreement. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments. The credit facility with State Street may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, or the Fund may be unable to renew or replace its credit facility upon the termination of the current facility, possibly requiring it to sell portfolio securities at times or prices that are disadvantageous. Any of these situations could adversely impact income or total return to shareholders.

The Fund must comply with investment quality, diversification and other guidelines established by the credit facility. The Fund does not anticipate that such guidelines will have a material adverse effect on the Fund’s common shareholders or its ability to achieve its investment objectives. See “Use of Leverage” and “Special Considerations and Risk Factors — Leverage Risk.”

Foreign Securities Risk. Investing in securities of foreign entities and securities denominated in foreign currencies involves certain risks not involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, different legal and accounting systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies. The Fund may, but is not obligated to, engage in certain transactions to hedge the currency-related risks of investing in non-U.S. dollar denominated securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets. See “Special Considerations and Risk Factors — Foreign Securities Risk.”

Credit Default Swaps Risk. The Fund may enter into credit default swap agreements, which may have as reference obligations one or more debt securities or an index of such securities. In a credit default swap, one party (the “protection buyer”) is obligated to pay the other party (the “protection seller”) a stream of payments over the term of the contract, provided that no credit event, such as a default or, in some instances, a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must generally pay the protection buyer the “par value” (the agreed-upon notional value) of the referenced debt obligation in exchange for an equal face amount of deliverable reference obligations.

The Fund may be either the protection buyer or protection seller in a credit default swap. If the Fund is a protection buyer, the Fund would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit event were to occur. However, if a credit event occurs, the Fund as a protection buyer has the right to deliver the referenced debt obligations or a specified amount of cash, depending upon the terms of the swap, and receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the Fund would receive fixed payments throughout the term of the contract if no credit event occurs. If a credit event occurs, however, the value of the obligation received by the Fund (e.g., bonds which defaulted), plus the periodic payments previously received, may be less than the par value of the obligation, or cash received, resulting in a loss to the protection seller. Furthermore, the Fund as a protection seller would effectively add leverage to its portfolio because it will have investment exposure to the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, the Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. Credit default swaps are not currently traded on any securities exchange. The Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses. See “Special Considerations and Risk Factors — Credit Default Swaps Risk.”

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Investment Adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. See “Special Considerations and Risk Factors — Counterparty Risk.”

Illiquid Securities Risk. The Fund may invest in securities for which no readily available market exists or are otherwise considered illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Illiquid securities generally trade at a discount. See “Special Considerations and Risk Factors — Illiquid Securities Risk.”

Prepayment Risk. If interest rates fall, the principal on bonds and loans held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders. See “Special Considerations and Risk Factors — Prepayment Risk.”

Non-Diversified Status. The Fund is classified as a “non-diversified” management investment company under the 1940 Act, which means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a “diversified” management investment company. Accordingly, the

Fund may be subject to greater risk with respect to its portfolio securities than a management investment company that is “diversified” because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the net asset value of the Shares. See “Special Considerations and Risk Factors — Non-Diversified Status.”

Market Price, Discount and Net Asset Value of Shares. As with any stock, the price of the Fund’s Shares fluctuate with market conditions and other factors. Although the Shares have recently traded on the NYSE Amex at a premium to their net asset value, the Shares have in the past traded at a discount to their net asset value. There can also be no assurance that the Shares will trade at a premium in the future or that the present premium is sustainable. Since 2005, the Shares have traded at discounts of as much as [    ]%.

Shares of closed-end investment companies frequently trade at a discount from their net asset values. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their Shares in a relatively short period of time following completion of the Offer. The net asset value of the Shares will be reduced immediately following the Offer as a result of the payment of certain offering costs. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell Shares, whether investors will realize gains or losses upon the sale of the Shares will depend entirely upon whether the market price of the Shares at the time of sale is above or below the investor’s purchase price for the Shares. Because the market price of the Shares will be determined by factors such as net asset value, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund’s portfolio holdings, the timing and success of the Fund’s investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the Shares, trading volume of the Shares, general market, interest rate and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above net asset value or at, below or above the Subscription Price. See “Special Considerations and Risk Factors — Market Price, Discount and Net Asset Value of Shares.”

Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) contains provisions limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions, and (iii) the ability of the Board or shareholders to amend the Declaration of Trust. These provisions of the Declaration of Trust may be regarded as “anti-takeover” provisions. These provisions could have the effect of depriving the shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See “Special Considerations and Risk Factors — Anti-Takeover Provisions” and “Description of Shares.”

For a discussion of these and other risks, see “Special Considerations And Risk Factors.”

FEES AND EXPENSES

Shareholder Transaction Expenses
Sales Load (as a percentage of Subscription Price)(1)	None
Offering Expenses Borne by Common Shares	[ ]	%(2)
Dividend Reinvestment Plan Fees	[ ]	%(3)

Annual Fund Operating Expenses (as a percentage of net assets)
Management Fees	[ ]	%
Interest Payments on Borrowed Funds(4)	[ ]	%
Other Expenses(5)	[ ]	%
Total Annual Expenses(6)	[ ]	%

(1) No sales load will be charged by the Fund in connection with this Offer. However, Rightholders that choose to exercise their Rights through broker-dealers, banks or other nominees may incur a servicing fee charged by such broker-dealer, bank or nominee.

(2) The fees and expenses of the Offer will be borne by the Fund and indirectly by all of its common shareholders, including those who do not exercise their Rights.

(3) Participants in the Fund’s automatic dividend reinvestment plan pay only transaction-based charges. Actual costs will vary for each participant depending on the nature and number of transactions made. See “Dividends and Distributions; Automatic Dividend Reinvestment Plan.”

(4) The Fund may use leverage through borrowings. The Fund currently borrows under a credit facility.

(5) Amounts are based on estimated amounts for the Fund’s current fiscal year after giving effect to anticipated net proceeds of the Offer, assuming that all of the Rights are exercised (not taking into account the Additional Shares).

(6) The [    ]% expense ratio assumes that the Offer is fully subscribed (not taking into account the Additional Shares), yielding estimated net proceeds of $[          ] (assuming a Subscription Price of $[          ] per Share) and that, as a result of the Offer (based on the Fund’s net assets attributable to shareholders on [          ], 2010 of $[          ], the net assets attributable to shareholders would be $[          ]. If the subscription rate of the Offer is 50%, “Other Expenses” would be [    ]% (a difference of [    ] basis points) and “Total Annual Expenses” would be [    ]% (a difference of [    ] basis points).

Example:

An investor would directly or indirectly pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the period.

	1 Year		3 Years		5 Years		10 Years

Total Expenses Incurred	$	[ ]	$	[ ]	$	[ ]	$	[ ]

The foregoing fee table and example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly.

The example set forth above assumes reinvestment of all dividends and distributions at NAV, and an annual expense ratio of [    ]%. The table above and the assumption in the example of a 5% annual return are required by the SEC regulations applicable to all management investment companies. The example and fee table should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be greater or lesser than those assumed for purposes of the example and fee table. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in the Fund’s automatic dividend reinvestment plan may receive Shares purchased or issued at a price or value different from NAV. See “Dividends and Distributions; Automatic Dividend Reinvestment Plan.”

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results from a single Fund share. The information in the financial highlights for each of the years presented (except for the fiscal year ended October 31, 2000) has been audited by [                       ], independent registered public accounting firm, whose report appears in the Fund’s Annual Report to Shareholders. The information in the financial highlights for the fiscal year ended October 31, 2000 has been audited by [                       ], independent registered public accounting firm. The Fund’s financial statements are included in the Fund’s Annual and Semi-Annual Reports and are incorporated by reference into the SAI. The Annual and Semi-Annual Reports may be obtained without charge by calling 1-800-293-1232 or visiting the Fund’s website, www.credit-suisse.com/us.

	For the Year Ended
Per share operating performance	10/31/09	10/31/08	10/31/07	10/31/06	10/31/05
Net asset value, beginning of year	$2.09	$4.10	$4.18	$4.12	$4.53
INVESTMENT OPERATIONS
Net investment income	0.28	0.40 (1)	0.40 (1)	0.40	0.47
Net gain (loss) on investments, swap contracts and foreign currency related items (both realized and unrealized)	0.68	(2.00)	(0.08)	0.11	(0.35)
Total from investment activities	0.96	(1.60)	0.32	0.51	0.12
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.33)	(0.41)	(0.40)	(0.42)	(0.51)
Return of capital	(0.01)	—	—	(0.03)	(0.02)
Total dividends and distributions	(0.34)	(0.41)	(0.40)	(0.45)	(0.53)
Net asset value, end of year	$2.71	$2.09	$4.10	$4.18	$4.12
Per share market value, end of year	$2.62	$1.97	$3.65	$4.50	$4.77
TOTAL INVESTMENT RETURN (2)
Net asset value	53.12%	(42.45)%	7.65%	13.13%	2.62%
Market value	59.92%	(38.20)%	(10.72)%	5.23%	2.71%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$151,546	$116,492	$228,724	$231,765	$255,760
Average debt per share	$0.58	$1.69	$1.98	$1.96	$2.05
Ratio of expenses to average net assets	2.67%	3.76%	4.11%	4.20%	3.27%
Ratio of expenses to average net assets excluding interest expense	1.80%	1.50%	1.37%	1.65%	1.68%
Ratio of net investment income to average net assets	13.32%	11.68%	9.48%	9.67%	10.72%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.15%	0.15%	0.15%	—	—
Portfolio turnover rate	49.00%	32.01%	49.18%	61.91%	31.05%

(1)  Per share information is calculated using the average shares outstanding method.

(2)  Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund’s dividend reinvestment program. Because the fund’s shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its net asset value. Therefore, returns are calculated based on share price and net asset value.

(3)  Unaudited.

Per share operating performance	10/31/04		10/31/03		10/31/02		10/31/01		10/31/00
Net asset value, beginning of year	$4.34		$3.53		$4.49		$6.16		$7.98
INVESTMENT OPERATIONS
Net investment income	0.53		0.55		0.65	(1)	0.84		0.96	(1)
Net gain (loss) on investments, swap contracts and foreign currency related items (both realized and unrealized)	0.24		0.87		(0.80)		(1.63)		(1.80)
Total from investment activities	0.77		1.42		(0.15)		(0.79)		(0.84)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.58)		(0.61)		(0.71)		(0.86)		(0.98)
Return of capital	—		—		(0.10)		(0.02)		—
Total dividends and distributions	(0.58)		(0.61)		(0.81)		(0.88)		(0.98)
Net asset value, end of year	$4.53		$4.34		$3.53		$4.49		$6.16
Per share market value, end of year	$5.24		$4.76		$4.10		$5.07		$6.19
TOTAL INVESTMENT RETURN (2)
Net asset value	18.98	%(3)	43.04	%(3)	(4.99	)%(3)	(13.90	)%(3)	(11.64	)%(3)
Market value	25.49%		35.07%		(2.15)%		(3.21)%		(12.15)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$244,523		$229,255		$180,889		$219,440		$286,838
Average debt per share	$2.05		$1.81		$1.99		$2.49		$3.47
Ratio of expenses to average net assets	2.51%		2.57%		2.91%		4.29%		4.81%
Ratio of expenses to average net assets excluding interest expense	1.70%		1.73%		1.78%		1.73%		1.61%
Ratio of net investment income to average net assets	11.99%		13.85%		15.17%		15.22%		12.90%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	—		—		—		—		—
Portfolio turnover rate	12.10%		15.96%		33.22%		46.11%		31.29%

(1)  Per share information is calculated using the average shares outstanding method.

(2)  Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund’s dividend reinvestment program. Because the fund’s shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its net asset value. Therefore, returns are calculated based on share price and net asset value.

(3)  Unaudited.

The following table sets forth additional information regarding the Fund’s credit facility for each of the fiscal years shown:

Fiscal Year Ended	Total Amount Outstanding	Asset Coverage Per $1000 of Indebtedness
10/31/2009	$42,000,000	$4,703
10/31/2008	$58,610,000	$3,024
10/31/2007	$107,500,000	$3,156
10/31/2006	$108,000,000	$3,187
10/31/2005	$110,000,000	$3,060
10/31/2004	$113,000,000	$3,187
10/31/2003	$105,500,000	$3,247
10/31/2002	$85,250,000	$3,129
10/31/2001	$101,500,000	$3,169
10/31/2000	$130,500,000	$3,208

Trading and Net Asset Value Information

In the past, the Fund’s common shares have traded at both a premium and at a discount in relation to NAV. Shares of closed-end investment companies such as the Fund frequently trade at a discount from NAV. See “Closed-End Fund Structure.”

The Fund’s Shares are listed and traded on the NYSE Amex. The average weekly trading volume of the Shares on the NYSE Amex during the twelve months ended [          ], 2010 was [          ] shares. The following table shows for the quarters indicated: (1) the high and low sale price of the Shares at the close of trading on the NYSE

Amex; (2) the high and low NAV per Share; and (3) the high and low premium or discount to NAV at which the Fund’s Shares were trading at the close of trading (as a percentage of NAV).

	Price		Net Asset Value		Premium/(Discount) To Net Asset Value
Fiscal Quarter Ended	High	Low	High	Low	High	Low
January 31, 2008	$3.62	$3.21	$4.07	$3.50	-11.06%	-8.29%
April 30, 2008	$3.57	$3.06	$3.64	$3.39	-1.92%	-9.73%
July 31, 2008	$3.58	$2.86	$3.65	$3.29	-1.92%	-13.07%
October 31, 2008	$3.00	$1.39	$3.30	$2.27	-9.09%	-38.77%
January 31, 2009	$1.97	$1.06	$2.10	$1.74	-6.19%	-39.08%
April 30, 2009	$1.86	$1.23	$1.85	$1.62	0.54%	-24.07%
July 31, 2009	$2.47	$1.87	$2.31	$2.03	6.93%	-7.88%
October 31, 2009	$2.81	$2.44	$2.68	$2.50	4.85%	-2.40%
January 31, 2010	$3.23	$2.64	$2.89	$2.71	11.76%	-2.58%
April 30, 2010	$3.09	$2.80	$2.84	$2.78	8.80%	0.72%
July 31, 2010

Immediately prior to the Fund’s announcement of the Offer on [          ], 2010, the last reported sale price of a Share on the NYSE Amex was $[    ]. The Fund’s NAV per Share on [          ], 2010 was $[    ].

THE OFFER

Terms of the Offer

The Fund is issuing to its common shareholders of record, as of the close of business on the Record Date, Rights to subscribe for an aggregate of approximately [          ] Shares of the Fund. In certain circumstances described below under “Over-Subscription Privilege,” the Fund may increase the number of common shares of beneficial interest of the Fund subject to subscription by up to [    ]%. Each shareholder will receive one Right for each whole Share held by the shareholder as of the Record Date. Such shareholders may transfer Rights to other persons. Existing shareholders of the Fund who retain all or part of their Rights and persons acquiring Rights from such shareholders are together referred to as “Rightholders.” A Rightholder may subscribe for one new Share of the Fund for every [      ] Rights that are held by the Rightholder (1-for-[  ]). No fractional Shares will be issued. If a shareholder receives less than [        ] Rights in total, that shareholder will be entitled to subscribe for one new Share.

If a Rightholder [is a Record Date Shareholder and] exercises all of the Rights it received in the Primary Subscription, that Rightholder also may subscribe for additional common shares of beneficial interest of the Fund pursuant to the Over-Subscription Privilege.

In the case of Shares held of record by a depository or nominee, additional Rights to be received by beneficial owners for whom such depository or nominee is the holder of record will be issued to such depository or nominee only if such depository or nominee provides to the Fund on or before the close of business on [          ], 2010, a written representation as to the number of additional Rights required for such issuance.

The Rights are transferable and will be admitted for trading on the NYSE Amex. Assuming a market for the Rights exists, the Rights may be purchased and sold through usual brokerage channels until [          ], 2010 (or, if the Offer is extended, until a comparable number of business days before the final Expiration Date). In such case, a Rightholder will need to instruct his or her broker to sell any unexercised Rights in time for the broker to execute the transaction by the close of trading on [          ], 2010, or provide instructions to the Subscription Agent by 4 p.m. on [          ], 2010 to sell any unexercised Rights.  [Rights that are sold will not confer any right to acquire any common shares of beneficial interest of the Fund pursuant to the Over-Subscription Privilege, and any Record Date

Shareholder who sells any Rights will not be eligible to participate in the Over-Subscription Privilege.] The method by which the Rights may be transferred is set forth below in “Sale of Rights.”

Rights may be exercised at any time during the Subscription Period, which commences on [          ], 2010 and ends at 5:00 p.m., Eastern time, on the Expiration Date, unless extended by the Fund. The Rights are evidenced by a Subscription Certificate that will be mailed to shareholders, except as discussed below under “Foreign Restrictions.” The methods by which Rights may be exercised and payments may be made for Shares are set forth below in “Exercise of Rights” and “Payment for Shares.”

Any [Record Date Shareholder] who fully exercises all Rights initially issued to it is entitled to subscribe for Primary Subscription Shares that were not subscribed for by other Rightholders in the Primary Subscription. In addition, in the event that the Fund’s per share net asset value is at or below the Subscription Price, the Fund may issue Additional Shares to satisfy over-subscription requests in excess of the available Primary Subscription Shares. [Rightholders who are not Record Date Shareholders may not participate in the Over-Subscription Privilege.]

Exercising Rightholders, including both Rightholders purchasing Shares in the Primary Subscription and those who purchase Shares pursuant to the Over-Subscription Privilege (collectively, “Exercising Rightholders”), will not know the actual Subscription Price when they make their investment decision because the Expiration Date and the date upon which the price of the Rights will be determined will be the same date.

If the market price of the Fund’s shares is below the Subscription Price, it may not be in your interest to participate in the Offer. Once you subscribe for Shares and the Fund receives payment or a guarantee of payment (as described under “Payment for Shares”), you will not be able to change your decision, except under the circumstances described under “Notice of NAV Decline.”

The Fund believes that issuance of transferable Rights to shareholders as of the Record Date, which themselves may have realizable value, will afford non-exercising shareholders the potential to receive a cash payment upon sale of such Rights. Shareholders who do not exercise their Rights in full will suffer a greater level of dilution of their interest in the Fund than shareholders who do. See “Special Considerations and Risk Factors.”

Purpose of the Offer

[The Board of Trustees of the Fund (the “Board”) and Credit Suisse Asset Management, LLC, the Fund’s investment adviser (“Credit Suisse” or the “Investment Adviser”), have determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund in order to more fully take advantage of current and prospective investment opportunities. The Board and the Investment Adviser believe the current market environment offers the Fund opportunities to deploy additional capital to take advantage of attractive investment opportunities and seek to enhance the Fund’s future risk-adjusted returns.  The Board and the Investment Adviser have determined that the Offer is currently the most effective way to raise additional assets for the Fund, while providing shareholders with certain other potential benefits as discussed below.

In connection with the Board’s decision to approve this Offer, the Board considered the recommendations of Credit Suisse, [                    ], an independent consultant recognized as an expert in the field of closed-end investment companies, and [                          ], an investment banking firm with expertise in the field of closed-end investment companies.  Prior to reaching its conclusion to approve the Offer, the Board considered, among other things, the following factors:]

[                              ]

Over-Subscription Privilege

If Rightholders do not exercise all of the Rights held by them in the Primary Subscription, any Primary Subscription Shares for which subscriptions have not been received will be offered, by means of the Over-Subscription Privilege, to [Record Date Shareholders] who have exercised all the Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights held by them are exercisable. [Record Date Shareholders] who exercise all the Rights initially issued to them will be asked to indicate on their Subscription Certificates how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Primary Subscription Shares remain as a result of unexercised Rights, all over-subscription requests will be honored in full. If sufficient Primary Subscription Shares are not available to honor all over-subscription requests, the available Primary Subscription Shares will be allocated among those [Record Date Shareholders] who over-subscribe based on the number of Rights originally issued to them by the Fund.

[In addition, the Board [has established a Pricing Committee which] is authorized, in the event that the Subscription Price on the Expiration Date is equal to or above the Fund’s per share net asset value, to direct the Fund to issue Additional Shares to satisfy over-subscription requests in excess of the available Primary Subscription Shares. Should the [Board] [Pricing Committee] determine to issue some or all of these Additional Shares, they will be allocated only among [Record Date Shareholders] that submitted over-subscription requests. Additional Shares will be allocated pro rata among those fully exercising [Record Date Shareholders] who over-subscribe based on the number of Rights originally issued to them by the Fund. Any Additional Shares issued by the Fund, collectively with any Primary Subscription Shares not subscribed for through the Primary Subscription, will be referred to in this Prospectus as the “Excess Shares.” Rightholders who are not Record Date Shareholders may not participate in the Over-Subscription Privilege.]

The percentage of Excess Shares each over-subscribing [Record Date Shareholder] may acquire may be rounded up or down to result in delivery of whole common shares of beneficial interest; provided, however, that if a pro rata allocation results in any holder being allocated a greater number of Excess Shares than the holder subscribed for pursuant to the exercise of such holder’s Over-Subscription Privilege, then such holder will be allocated only such number of Excess Shares as such holder subscribed for and the remaining Excess Shares will be allocated among all other holders then entitled to receive Excess Shares whose over-subscription requests have not been fully honored. The allocation process may involve a series of allocations in order to assure that the total number of Excess Shares is distributed on a pro rata basis. Each Rightholder is required to purchase all allocated Excess Shares requested on the Subscription Certificate.

The Fund will not otherwise offer or sell any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege pursuant to the Offer.

Banks, broker-dealers, trustees and other nominee holders of rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner’s Primary Subscription was exercised in full. For more information on how to exercise the Over-Subscription Privilege, see “Exercise of Rights” below.

The Subscription Price

The Subscription Price per Share will be [                                  %] [of the average weighted share price on the NYSE AMEX on their Expiration Date [and the [          ] preceding business days].

The Fund announced the Offer after the close of trading on the NYSE Amex on [          ], 2010. The NAV per Share at the close of business on [          ], 2010 and [          ], 2010 was $[    ] and $[    ], respectively, and the last reported sale price of a Share on the NYSE Amex on those dates was $[    ] and $[    ], respectively. Because the Offer expires before the actual Subscription Price is determined, Rightholders who decide to acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege will not know the purchase price of such Shares when they make such decision. Information about the Fund’s NAV may be obtained by calling 1-800-293-1232.

Notice of NAV Decline

The Fund will suspend the Offer until it amends this prospectus if, after the effective date of this prospectus, the Fund’s NAV declines more than 10% from its NAV as of the effective date. In such event, the Fund will notify Rightholders of any such decline and permit Rightholders to cancel the exercise of their Rights. Rightholders will have their payment for additional Shares returned to them if they opt to cancel the exercise of their Rights.

Expiration of the Offer

The Offer will expire at 5:00 p.m., Eastern time, on the Expiration Date. The Rights will expire on the Expiration Date and thereafter may not be exercised. Any extension of the Offer will be followed as promptly as practicable by an announcement thereof. Such announcement will be issued no later than 9:00 a.m., Eastern time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise obligated by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by making a release to [              ] or such other means of announcement as the Fund deems appropriate.

Subscription Agent

The Subscription Agent is Computershare. The Subscription Agent will receive for its administrative, processing, invoicing and other services, a fee estimated to be $[    ], which includes reimbursement for all out-of-pocket expenses related to the Offer. Questions regarding the Subscription Certificates should be directed to the Information Agent at [          ].

Completed Subscription Certificates must be sent together with proper payment of the Estimated Subscription Price for all Shares subscribed for in the Primary Subscription and pursuant to the Over-Subscription Privilege to the Subscription Agent by one of the methods described below.

Alternatively, Notice of Guaranteed Delivery may be sent by facsimile to Computershare to be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date. The Fund will accept only properly completed and executed Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 p.m., Eastern time, on the Expiration Date or by the close of business on the [third] business day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery. See “Payment for Shares” below.

Subscription Certificate Delivery Method	Address

By First-Class Mail	[ ]

By Overnight Courier or Express Mail	[ ]

By Broker-Dealer or other Nominee (Notice of Guaranteed Delivery)

Shareholder whose Shares are held in a (Notice of Guaranteed Delivery) brokerage bank or trust account may contact their broker or other nominee and instruct them to submit a Notice of Guaranteed Delivery and Payment on their behalf.

Delivery to an address other than those listed above does not constitute a valid delivery.

Information Agent

Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

[          ]

The Information Agent will receive a fee estimated to be $[        ] and reimbursement for out-of-pocket expenses related to the Offer.

Shareholders may also contact their brokers or nominees for information with respect to the Offer.

Exercise of Rights

Rights may be exercised by filling in and signing the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under “Payment for Shares.” Rightholders may also exercise Rights by contacting a broker, bank or trust company which can arrange, on behalf of the Rightholder, to guarantee delivery of payment and of a properly completed and executed Subscription Certificate. A fee may be charged for this service. Completed Subscription Certificates, along with the payment or guarantee of payment described below under “Payment for Shares,” must be received by the Subscription Agent prior to 5:00 p.m., Eastern time on the Expiration Date at one of the offices of the Subscription Agent at the addresses set forth above.

Nominees who hold shares for the account of others should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described under “Payment for Shares” below. In addition, such beneficial owners should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owners’ instructions. See “Subscription Agent.”

Shareholders who are registered holders can choose between either option set forth under “Payment for Shares” below.

Payment for Shares

Exercising Rightholders who acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

1.  An Exercising Rightholder may send the Subscription Certificate, together with payment for the Shares acquired in the Primary Subscription and for any Excess Shares subscribed for pursuant to the Over-Subscription Privilege, to the Subscription Agent, calculating the total payment on the basis of the estimated Subscription Price of $[    ] per Share. To be accepted, such payment, together with the properly completed and executed Subscription Certificate, must be received by the Subscription Agent at one of the Subscription Agent’s offices at the addresses set forth above, prior to 5:00 p.m., Eastern time, on the Expiration Date. Exercise of the Rights by this method is subject to actual collection of checks by 5:00 p.m. on the [          ] business day after the Expiration Date. The Subscription Agent will deposit all Share purchase checks and any orders received by it prior to the Final Payment Date (as defined in “Confirmation of Subscription and Full Payment for Shares” below) into a segregated [interest bearing] account pending proration and distribution of Shares or return of funds. [All interest earned on such funds will accrue to the benefit of the Fund.] A payment pursuant to this method must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States, must be payable to Credit Suisse High Yield Bond Fund and must accompany a properly completed and executed Subscription Certificate for such Subscription Certificate to be accepted.

The method of delivery of Subscription Certificates and payment of the Subscription Price to the Fund will be at the election and risk of the Exercising Rightholders, but if sent by mail it is recommended that such Certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent prior to 5:00 p.m., Eastern Time, on the Expiration Date and clearance of payment prior to 5:00 p.m., Eastern Time, on the [        ] business day after the Expiration Date. Because uncertified personal checks may take at least five business days to clear, Rightholders are strongly urged to pay, or arrange for payment, by means of a certified or cashier’s check or money order.

For an exercise of Rights to be valid under this method, the Exercising Rightholder must submit to the Subscription Agent any additional amount due for the Shares to be purchased by the Final Payment Date, as set forth in “Confirmation of Subscription and Full Payment for Shares” below.

2.  Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., Eastern time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telecopy) or otherwise from an NYSE member, a bank, a trust company, or other financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the NYSE Medallion Signature Program, guaranteeing delivery of (i) payment of the full Subscription Price for the Shares subscribed for in the Primary Subscription and any Excess Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate, and, if applicable, a Nominee Holder Over-Subscription Form. For an exercise of Rights to be valid under this method, the Exercising Rightholder must submit to the Subscription Agent the full payment for the Shares to be purchased by the Final Payment Date, as set forth in “Confirmation of Subscription and Full Payment for Shares” below.

Confirmation of Subscription and Full Payment for Shares

On or before the third business day after the Expiration Date (the “Confirmation Date”), the Subscription Agent will send to each Exercising Rightholder (or, if Shares are held by a depository or nominee, to such depository or nominee), a confirmation showing: (i) the number of Shares purchased pursuant to the Primary Subscription and, if applicable, the Over-Subscription Privilege; (ii) the per Share and total purchase price for the Shares; (iii) any excess to be refunded by the Fund to such Rightholder as a result of payment for Shares pursuant to the Over-Subscription Privilege that the Rightholder is not acquiring; and (iv) any additional amount payable by such Rightholder to the Fund or any excess to be refunded by the Fund to such Rightholder, in each case, based on the actual Subscription Price as determined on the Expiration Date. Any additional payment required from Rightholders must be received by the Subscription Agent within ten business days after the Confirmation Date (the “Final Payment Date”). Any excess payment to be refunded by the Fund to a Rightholder will be mailed by the Subscription Agent as promptly as practicable. An Exercising Rightholder will have no right to rescind a purchase after the Subscription Agent has received payment, either by means of a Notice of Guaranteed Delivery or a check, except under the circumstances described under “Notice of NAV Decline.” See “Delivery of Share Certificates” below.

Whichever of the two methods of payment described above is used, issuance of the Shares purchased is subject to collection of checks and actual full payment by the Final Payment Date. If a Rightholder who subscribes for Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any amounts due by the Final Payment Date, the Subscription Agent reserves the right to take any or all of the following actions: (i) find other Rightholders for such subscribed and unpaid for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such Rightholder upon exercise of the Primary Subscription and/or Over-Subscription Privilege; and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Subscription Agent, whose determinations will be final and binding. The Subscription Agent, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Subscription Agent determines in its sole discretion. The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Delivery of Share Certificates

Certificates representing Shares acquired in the Primary Subscription and representing Shares acquired pursuant to the Over-Subscription Privilege will be mailed promptly after the expiration of the Offer once full payment for such Shares has been received and cleared. Participants in the Fund’s automatic dividend reinvestment plan will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder dividend reinvestment accounts in the plan. Participants in the automatic dividend reinvestment plan wishing to exercise Rights for the Shares held in their accounts in the plan must exercise such Rights in accordance with the procedures set forth above. Shareholders whose Shares are held of record by a depository or nominee on their behalf or their broker-dealer’s behalf will have any Shares acquired in the Primary Subscription credited to the account of such depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege will be certificated and certificates representing such shares will be sent directly to such depository or nominee. Share certificates will not be issued for Shares credited to automatic dividend reinvestment plan accounts.

Sale of Rights

Sales through Subscription Agent. Rightholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. Subscription Certificates representing the Rights to be sold by the Subscription Agent must be received by the Subscription Agent by 4:00 p.m. Eastern Time [          ], 2010, [    ] business day[s] prior to the Expiration Date (or if the Offer is extended, until [    ] business day[s] prior to the final Expiration Date), due to normal settlement procedures. Rights that are sold will not confer any right to acquire any common shares of beneficial interest pursuant to the Over-Subscription Privilege, and any Record Date shareholder who sells any Rights will not be eligible to participate in the Over-Subscription Privilege. Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will use its reasonable best efforts to complete the sale; and the Subscription Agent will remit the proceeds of sale, net of any commissions, to the Rightholders. No brokerage commissions will be charged to holders who elect to direct the Subscription Agent to sell their Rights, and the Fund will pay to the Subscription Agent a one-time fee of $[      ] for a shareholder to sell any or all of his Rights.  If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted-average price received by the Subscription Agent on the day such Rights are sold. The Subscription Agent will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the [          ] business day prior to the Expiration Date. Such sales will be made net of commissions on behalf of the nonclaiming Rightholders. The Subscription Agent will hold the proceeds from those sales for the benefit of such nonclaiming Rightholders until such proceeds are either claimed or become subject to escheat. There can be no assurance that the Subscription Agent will be able to complete the sale of any such Rights, and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. All such Rights will be sold at the market price, if any, on the NYSE Amex.

Other Transfers. The Rights are transferable and will be admitted for trading on the NYSE Amex. Assuming a market for the Rights develops, the Rights may be purchased and sold through usual brokerage channels until the Expiration Date. In such case, you will need to instruct your broker to sell any unexercised Rights in time for the broker to execute the transaction by the close of trading on the Expiration Date.

The Rights evidenced by a single Subscription Certificate may be transferred in whole or in part by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the transferring Rightholder or, if the transferring Rightholder so instructs, to an additional transferee.

Except for the one-time $[      ] fee charged by the Subscription Agent per shareholder related to sales through the Subscription Agent (which will be paid by the Fund as described above), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights and none of such commissions, fees or expenses will be paid by the Fund or the Subscription Agent. Neither the Fund nor the Subscription Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription and the Over-Subscription Privilege may be effected through, the facilities of The Depository Trust Company.

[Banks, broker-dealers, trustees and other nominee holders of rights are advised to notify those persons that purchase Rights in the secondary market that such Rights may not participate in the Over-Subscription Privilege.]

Considerations for Certain Tax-Deferral Arrangements and Employee Plan

Special considerations apply with respect to shareholders of the Fund that are tax-deferral arrangements such as plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“Code”) (including retirement and 401(k) plans and Keogh plans of self-employed individuals), individual retirement accounts under Section 408(a) of the Code (“IRAs”), Roth IRAs under section 408A of the Code, and custodial accounts under Section 403(b) of the Code (collectively, “Plans”). For example, additional contributions to a Plan (other than permitted rollover contributions or trustee-to-trustee transfers from other Plans) in order to exercise Rights, when taken together with other contributions made to the Plan, may exceed limits under the Code, resulting in (among other things) excise taxes for excess or nondeductible contributions or the Plan’s loss of its tax-favored status.

Due to the complexity of the foregoing rules and the taxes, penalties, and potential liability for noncompliance, shareholders which are Plans should consult with their counsel and other advisors before their exercise or transfer of Rights.

Certain Federal Income Tax Consequences of the Offer

The following discussion summarizes the principal federal income tax consequences of the Offer to a Rightholder that receives a Right in the Offering or purchases a Right from another Rightholder. It is based upon the Code, U.S. Treasury regulations, Internal Revenue Service rulings and judicial decisions in effect on the date of this prospectus, all of which may be subject to change or differing interpretation, possibly with retroactive effect. This discussion does not address all federal income tax aspects of the Offer that may be relevant to a particular Rightholder in light of his or her individual circumstances or to Rightholders subject to special treatment under the Code (such as insurance companies, financial institutions, tax-exempt entities, dealers in securities or traders electing mark-to-market treatment, partnerships and other entities treated as pass-through entities for federal income tax purposes, real estate investment trusts, regulated investment companies, Rightholders with functional currencies other than the U.S. Dollar, S corporations, Rightholders subject to the alternative minimum tax, governments and their agencies and instrumentalities, foreign corporations, and persons who are not citizens or residents of the United States), and it does not address any state, local or foreign tax consequences. Accordingly, each Rightholder should consult his or her own tax advisor as to the specific tax consequences of the Offer for him or her. Each Rightholder should also review the discussion of certain tax considerations affecting the Fund and its shareholders set forth under “Federal Income Taxation” below and under “Tax Status” in the SAI.

The principal U.S. federal income tax consequences to holders of Shares with respect to the Offer will be as follows:

1.

The distribution of Rights to shareholders on the Record Date will not result in the recognition of taxable income to such shareholders nor will such shareholders recognize taxable income as a result of the exercise of the Rights.

2.

The basis of a Right will be (a) to a holder of Shares to whom it is issued and who exercises or sells the Right (i) if the fair market value of the Right immediately after issuance is less than 15% of the fair market value of the Shares with regard to which it is issued, zero (in which case the holder’s basis in the applicable Shares will not change), unless the shareholder irrevocably elects, by filing a statement with his or her timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the Shares between the Right and the Shares based on their respective fair market values immediately after the Right is issued, or (ii) if the fair market value of the Right immediately after issuance is 15% or more of the fair market value of the Shares with respect to which it is issued or the election referred to in the preceding clause (i) is made, a portion of the basis in the Shares based upon the respective fair market values of the applicable Shares and the Right immediately after the Right is issued (in which case the holder’s basis in those Shares will be correspondingly reduced); (b) to a holder of Shares to whom it is issued and who allows the Right to expire, zero (in which case the basis in the applicable Shares will not change); or (c) to anyone who purchases the Right from a Rightholder, the purchase price for the Right.

3.

The holding period of a Right received by a shareholder on the Record Date includes the holding period of the Shares with regard to which the Right is issued. The holding period of a Right purchased from a Rightholder will begin on the date of such purchase.

4.

Any gain or loss on the sale of a Right will be treated as a capital gain or loss if the Right is a capital asset in the hands of the seller. Such a capital gain or loss will be long-term capital gain or loss if the holding period of the Right, determined in accordance with paragraph 3 above, is greater than one year, and otherwise will be short-term capital gain or loss. A Right issued with regard to Shares will be a capital asset in the hands of the person to whom it is issued if the Shares were a capital asset in the hands of that person. If a Right is allowed to expire, there will be no loss realized unless the Right had been acquired by purchase, in which case there will be a loss equal to the basis of the Right.

5.	If the Right is exercised, the exercising Rightholder’s basis in the Shares received will include the Rightholder’s basis in the Right and the amount paid upon exercise of the Right.

6.

If the Right is exercised, the holding period of the Shares acquired by the exercising Rightholder begins on the date the Right is exercised, and does not include the holding period of the Shares with respect to which the Right is issued.

The foregoing is a general summary of the principal federal income tax consequences of the Offer and exercising Rightholders under federal income tax laws presently in effect, and does not cover any state, local, foreign, or non-income tax consequences of the Offer. Shareholders should consult their own tax advisors concerning the tax consequences of this transaction. See “Federal Income Taxation.”

Foreign Restrictions

Subscription Certificates will not be mailed to shareholders whose record addresses are outside the United States (the term “United States” includes the states, the District of Columbia, and the territories and possessions of the United States). However, foreign shareholders will receive written notice of the Offer. The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such foreign shareholders’ accounts until instructions are received to exercise the Rights. If no instructions have been received by Computershare, Eastern time, [          ] business days prior to the Expiration Date regarding the Rights of those foreign shareholders, the Subscription Agent will use its reasonable best efforts to sell the Rights of those foreign shareholder on the NYSE Amex. The net proceeds, if any, from the sale of those Rights will be remitted to the foreign shareholder.

USE OF PROCEEDS

Assuming all Primary Subscription Shares offered hereby are sold at the estimated Subscription Price of $[  ] per Share, the net proceeds of the Offer will be approximately $[  ]. Assuming all Additional Shares offered hereby are sold in addition to all of the Primary Subscription Shares at the estimated Subscription Price of $[  ] per Share, the net proceeds of the Offer will be approximately $[  ]. The net proceeds of the Offer will be invested in accordance with the Fund’s investment objective and policies. Credit Suisse anticipates that investment of the net proceeds will occur shortly after their receipt by the Fund, depending on market conditions and the availability of appropriate investments. To the extent there is any delay in investing the proceeds, the proceeds may be invested in U.S. government securities or high-quality, short-term money market instruments, cash or cash equivalents, pending investments of the proceeds. Following the completion of the Offer, the Fund may increase the amount of leverage outstanding. See “Investment Objectives and Policies” and “Use of Leverage.”

THE FUND

The Fund was organized as a trust under the laws of the State of Delaware on April 24, 1998, and it is registered under the 1940 Act. The Fund has been engaged in business as a non-diversified, closed-end management investment company since July 28, 1998, when it completed an initial public offering of 40,000,000 common shares of beneficial interest, par value $0.001 per share. Thereafter, the Fund issued 2,500,000 common shares of beneficial interest pursuant to an over-allotment option. The Fund’s common shares are traded on the NYSE Amex under the symbol “DHY.” As of [          ], 2010, the Fund’s NAV per Share was $[          ] and the Fund’s last reported sale price per Share was $[          ].

The Fund’s principal office is located at Eleven Madison Avenue, New York, New York, 10010 and its telephone number is 1-800-293-1232.

The following provides information about the Fund’s outstanding shares as of July 30, 2010:

Amount Outstanding

Title of Class	Amount Authorized	Amount Held by the Fund or for Its Account	Exclusive of Amount Held by the Fund or for Its Account

Common Shares	Unlimited	0	56,155,173

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund’s primary investment objective is to seek high current income. The Fund will also seek capital appreciation as a secondary objective to the extent consistent with its objective of seeking high current income. The Fund is designed for investors willing to assume additional risk in return primarily for the potential for high current income and secondarily capital appreciation. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its objectives.

Investment Policies

Under normal market conditions, the Fund will invest at least 80% of its total assets in fixed income securities of U.S. issuers rated below investment grade quality (lower than Baa by Moody’s or lower than BBB by S&P or comparably rated by another nationally recognized rating agency) or in unrated income securities that Credit Suisse determines to be of comparable quality. Securities rated lower than Baa by Moody’s and lower than BBB by S&P are commonly known as “junk bonds.” The Fund will generally not invest in securities rated at the time of investment in the lowest rating categories (Ca or below for Moody’s and CC or below for S&P) but may continue to hold securities which are subsequently downgraded. However, it has authority to invest in securities rated as low as C and D by Moody’s and S&P, respectively.

As a component of the Fund’s investment in “junk bonds,” the Fund may also invest up to 20% of its total assets in Distressed Securities. The Fund may invest up to 30% of its total assets in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational currency units.  The Fund may invest up to 20% of its assets in credit default swap agreements.

In selecting investments for the Fund’s portfolio, the Fund’s portfolio managers:

•                  continually analyze individual companies, including their financial condition, cash flow and borrowing requirements, value of assets in relation to cost, strength of management, responsiveness to business conditions, credit standing and anticipated results of operations;

•                  analyze business conditions affecting investments, including:

•                  changes in economic activity and interest rates;

•                  availability of new investment opportunities;

•                  economic outlook for specific industries;

•                  seek to moderate risk by investing among a variety of industry sectors and issuers.

The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

The Fund currently utilizes and in the future expects to continue to utilize leverage through borrowings, including the issuance of debt securities, or through other transactions, such as reverse repurchase agreements, which have the effect of leverage. The Fund may use leverage up to 33 1/3% of its total assets (including the amount obtained through leverage). The Fund generally will not utilize leverage if it anticipates that the Fund’s leveraged capital structure would result in a lower return to shareholders than that obtained over time with an unleveraged capital structure. Use of leverage creates an opportunity for increased income and capital appreciation for shareholders but also creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Use of Leverage.”

The Fund will seek its secondary objective of capital appreciation by investing in securities that Credit Suisse expects may appreciate in value as a result of favorable developments affecting the business or prospects of the issuer which may improve the issuer’s financial condition and credit rating or as a result of declines in long-term interest rates.

The Fund may implement various temporary “defensive” strategies at times when Credit Suisse determines that conditions in the markets make pursuing the Fund’s basic investment strategy inconsistent with the best interests of shareholders. These strategies may include investing less than 80% of its total assets in lower grade income securities by investing in higher quality debt and/or money market instruments.

There can be no assurance the Fund’s strategies will be successful.

The Fund invests primarily in bonds, debentures, notes, other debt instruments, convertible bonds and preferred stocks. The Fund’s portfolio securities may have fixed or variable rates of interest and may include zero coupon securities, payment-in-kind securities or other deferred payment securities, preferred stock, convertible debt obligations and convertible preferred stock, units consisting of debt or preferred stock with warrants or other equity features, participation interests in, or assignments of, commercial loans, government securities, stripped securities, commercial paper and other short-term debt obligations. The issuers of the Fund’s portfolio securities may include domestic and foreign corporations, partnerships, trusts or similar entities, and governmental entities or their political subdivisions, agencies or instrumentalities. The Fund may invest in companies in, or governments of, developing countries. In connection with its investments in corporate debt securities, or restructuring of investments owned by the Fund, the Fund may receive warrants or other non-income producing equity securities. The Fund may retain such securities, including equity shares received upon conversion of convertible securities, until Credit Suisse determines it is appropriate in light of current market conditions to dispose of such securities.

Portfolio Securities

Lower Grade Securities.  Lower grade securities are securities rated below investment grade quality (lower than Baa by Moody’s or lower than BBB by S&P or comparably rated by another rating agency). Such securities are considered to have speculative elements, with higher vulnerability to default than corporate securities with higher ratings. See “Appendix A — Description of Ratings” in the SAI for additional information concerning rating categories of Moody’s and S&P.  Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event will require sale of such securities by the Fund, although Credit Suisse will consider such event in its determination of whether the Fund should continue to hold the securities.

Lower grade securities, though high yielding, are characterized by high risk. See “Special Considerations and Risk Factors — Lower Grade Securities Risk.”

Bond prices generally are inversely related to interest rate changes; however, bond price volatility also is inversely related to coupon. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially will have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund’s relative Share price volatility.

The ratings of Moody’s, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, Credit Suisse also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on Credit Suisse’s credit analysis than would be the case when the Fund invests in rated securities.

The Fund may also invest in zero coupon, pay-in-kind or deferred payment lower grade securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed annually to have received “phantom income.” Because the Fund will distribute this “phantom income” to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional Shares, the Fund will have fewer assets with which to purchase income-producing securities. The Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities are subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

Convertible Securities.  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to shares of common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stock and offer the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. In return, however, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Preferred Stock.  Preferred stock represents a share of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds but before common stock on its claim on a company’s income for dividend payments and on a company’s assets should the company’s assets be liquidated. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has failed to pay, or is in danger of failing to pay, the dividends on such preferred stock, or may purchase preferred stock that pays a dividend in kind.

Participation Interests.  The Fund may invest in corporate obligations denominated in U.S. and foreign currencies that are originated, negotiated and structured by a syndicate of lenders (“Co-Lenders”) consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administer the security on behalf of the syndicate (the “Agent Bank”). Co-Lenders may sell such securities to third parties called “Participants.” The Fund may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, “participation interests”). Co-Lenders and Participants interposed between the Fund and the corporate borrower (the “Borrower”), together with Agent Banks, are referred to herein as “Intermediate Participants.” The Fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund and the Borrower. In such cases, the Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank’s creditors. In such case, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

Credit Default Swap Agreements.  The Fund may enter into credit default swap agreements either as a buyer or a seller.  The Fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market.  The Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

The “buyer” in a credit default swap is obligated to pay the “seller” an upfront payment or a periodic stream of payments over the term of the agreement, provided that no credit event on an underlying reference obligation has occurred.  If a credit event occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  As a result of counterparty risk, certain credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly.

If the Fund is a buyer and no credit event occurs, the cost to the Fund is the premium paid with respect to the agreement.  If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  On the other hand, the value of any deliverable obligations paid by the Fund to the seller, coupled with the up front or periodic payments previously received by the seller, may be less than the full notional value the seller pays to the Fund, resulting in a loss of value to the Fund.

If the Fund is a seller and no credit event occurs, the Fund would generally receive an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years.  If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  When the Fund acts as a seller of a credit default swap agreement it is exposed to speculative exposure risk since, if a credit event occurs, the Fund may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations of the reference entity.  As a result, the Fund bears the entire risk of loss due to a decline in value of a referenced security on a credit default swap it has sold if there is a credit event with respect to the security.  The Fund bears the same risk as a buyer of fixed income securities directly.  The Fund will sell a credit derivative only with respect to securities in which it would be authorized to invest.

Certain credit default swap agreements may not have liquidity beyond the counterparty to the agreement and may be considered illiquid.  Other credit default swap agreements, however, may be considered liquid.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty.  The Fund will enter into swap agreements as a buyer only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines).  Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement.  As the seller of a credit default swap the Fund would be subject to investment exposure on the notional amount of the swap.  Accordingly, the Fund will segregate liquid investments in an amount equal to the aggregate market value of the of the credit default swaps of which it is the seller, marked to market on a daily basis.

When the Fund buys or sells a credit derivative, the underlying issuer(s) or obligor(s) as well as the counterparty to the transaction will be treated as an issuer for purposes of complying with the Fund’s issuer diversification and industry concentration policies, absent regulatory guidance to the contrary.  The notional amount of the credit exposure to which the Fund is subject when it sells credit protection, plus the market value of the Fund’s investments in credit derivatives and/or premiums paid therefor as a buyer of credit derivatives, will not in the aggregate exceed 20% of the Fund’s total assets.  The Fund may, but is not required to, use credit swaps or any other credit derivative.  There is no assurance that credit derivatives will be available at any time or, if used, that the derivatives will be used successfully.

Variable and Floating Rate Securities.  Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury Bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well. The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Senior Loans.  “Senior Loans” are loans and loan participations (collectively, “Loans”) that are senior secured floating rate Loans.  Senior Loans are made to corporations and other non-governmental entities and issuers.  Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower.  The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes.  Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread.  Base lending rates in common usage today are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

Second Lien And Other Secured Loans.  “Second Lien Loans” are “second lien” secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes.  Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower.  Second Lien Loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the Loan and typically have similar protections and rights as Senior Loans.  Second Lien Loans are not (and by their terms cannot become) subordinated in right of payment to any obligation of the related borrower other than Senior Loans of such borrower.  Second Lien Loans, like Senior Loans, typically have adjustable floating rate interest payments.  Because Second Lien Loans are second to Senior Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

The Fund may also invest in secured Loans other than Senior Loans and Second Lien Loans.  Such secured Loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes, and may rank lower in right of payment to one or more Senior Loans and Second Lien Loans of the borrower.  Such secured Loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower’s obligation under the Loan, and typically have more subordinated protections and rights than Senior Loans and Second Lien Loans.  Secured Loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future.  Such secured Loans may have fixed or adjustable floating rate interest payments.  Because other secured Loans rank in payment order behind Senior Loans and Second Lien Loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk.

Second Lien Loans and other secured Loans generally are of below investment grade quality.  Other than their subordinated status, Second Lien Loans and other secured Loans have many characteristics similar to Senior Loans discussed above.  As in the case of Senior Loans, the Fund may purchase interests in Second Lien Loans and other secured Loans through assignments or participations.

Money Market Instruments.  The Fund may invest in the following types of money market instruments:

Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.

Bank Obligations. The Fund may purchase certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody’s or A-1 by S&P, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody’s or A- by S&P, or (c) if unrated, determined by Credit Suisse to be of comparable quality to those rated obligations which may be purchased by the Fund.

Other Short-Term Corporate Obligations. These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment Credit Suisse determines that such investment is of comparable quality to those rated obligations which may be purchased by the Fund.

USE OF LEVERAGE

As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt with the condition that immediately after issuance the value of its total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding.

Thus, as noted above, the Fund may use leverage in the form of borrowings in an amount up to 33 1/3% of the Fund’s total assets (including the proceeds of such leverage). The total leverage of the Fund is currently expected to range between 25% and 30% of the Fund’s total assets. The Fund seeks a leverage ratio, based on a variety of factors including market conditions and the Investment Adviser’s market outlook, for which the rate of return, net of applicable Fund expenses, on the Fund’s investment portfolio investments purchased with leverage exceeds the costs associated with such leverage.

At October 31, 2009, the Fund had loans outstanding under the Fund’s credit agreement with State Street Bank and Trust Company of $42,000,000. During the year ended October 31, 2009, the Fund had borrowings under the credit agreement and a predecessor line of credit agreement as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding

$34,610,521	1.828%	$58,610,000

The Fund’s borrowings under its credit facility at October 31, 2009 equal approximately 21% of the Fund’s total assets (including the proceeds of such leverage). The Fund’s asset coverage ratio as of October 31, 2009 was 470%. See “Special Considerations and Risk Factors—Leverage Risk” for a brief description of the Fund’s credit agreement with State Street Bank and Trust Company.

Assuming the utilization of leverage in the amount of [      ]% of the Fund’s total assets and an annual interest rate of [        ]% payable on such leverage based on market rates as of the date of this prospectus, the additional income that the Fund must earn (net of expenses) in order to cover such leverage is [      ]%. Actual costs of leverage may be higher or lower than that assumed in the previous example.

Following the completion of the Offer, the Fund intends to increase the amount of leverage outstanding. The Fund may engage in additional borrowings in order to maintain the Fund’s desired leverage ratio. Leverage creates a greater risk of loss, as well as a potential for more gain, for the common shares than if leverage were not used. Interest on borrowings may be at a fixed or floating rate and generally will be based on short-term rates. The costs associated with the Fund’s use of leverage, including the issuance of such leverage and the payment of dividends or interest on such leverage, will be borne entirely by the holders of common shares. As long as the rate of return, net of applicable Fund expenses, on the Fund’s investment portfolio investments purchased with leverage exceeds the costs associated with such leverage, the Fund will generate more return or income than will be needed to pay such costs. In this event, the excess will be available to pay higher dividends to holders of common shares. Conversely, if the Fund’s return on such assets is less than the cost of leverage and other Fund expenses, the return to the holders of the common shares will diminish. To the extent that the Fund uses leverage, the net asset value and market price of the common shares and the yield to holders of common shares will be more volatile. The Fund’s leveraging strategy may not be successful. See “Special Considerations and Risk Factors—Leverage Risk.”

The following table is designed to illustrate the effect on the return to a holder of the Fund’s common shares of leverage in the amount of approximately [      ]% of the Fund’s total assets, assuming hypothetical annual returns of the Fund’s investment portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to holders of common shares when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return	(10.00)%	(5.00)%	0.00%	5.00%	10.00%

Corresponding Common Share Total Return

SPECIAL CONSIDERATIONS AND RISK FACTORS

An investment in the Shares of the Fund involves a high degree of risk. You should carefully consider the following risk factors in addition to the other information set forth in this Prospectus. For additional information about the risks that may be associated with an investment in the Fund, see “Investment Policies and Techniques” in the SAI.

Risks of the Offer

Potential Dilution

If you do not exercise your Rights, you will, upon the completion of the Offer, own a smaller proportional interest in the Fund than you do now and you may incur dilution of ownership and voting, as well as dilution of your share of any distributions made by the Fund, as a result of the Offer. In addition, if you do not submit a subscription request pursuant to the Over-Subscription Privilege and the Fund issues Additional Shares, you may experience further dilution of ownership and voting, as well as further dilution of your share of any distributions made by the Fund.  Also, because the Subscription Price per Share may be less than the then current NAV per Share, the completion of the Offer may result in an immediate dilution of the net asset value per Share for all existing shareholders. Such dilution could be substantial. If such dilution occurs, shareholders will experience a decrease in the net asset value per Share held by them, irrespective of whether they exercise all or any portion of their Rights. The Fund cannot state precisely the extent of this dilution because the Fund does not know what the NAV will be when the Offer expires, how many Rights will be exercised or the exact expenses of the Offer.

Potential Yield Reduction

The Offer is expected to present the opportunity to invest in high yielding securities. This expectation is based on the current market environment for high yield debt securities, which could change in response to interest rate levels, general economic conditions, specific industry conditions and other factors.  If the market environment for high yield debt securities changes in a manner that adversely affects the yield of such securities, the Offer could cause the Fund to invest in securities that are lower yielding than those in which it is currently invested.  In addition, even if the market for high yield debt securities continues to present attractive investment opportunities, there is no assurance that the Fund will be able to invest the proceeds of the Offer in high yielding securities or that other potential benefits of the Offer will be realized. The Offer could reduce the Fund’s current dividend yield if the Fund is unable to invest the proceeds of the Offer in securities that provide a yield at least equal to the current dividend yield.

Increase in Share Price Volatility; Decrease in Share Price

The Offer may result in an increase in trading of the Shares, which may increase volatility in the market price of the Shares. The Offer may result in an increase in the number of shareholders wishing to sell their Shares, which would exert downward price pressure on the price of Shares.

Under-Subscription

It is possible that the Offer will not be fully subscribed. Under-subscription of the Offer could have an impact on the net proceeds of the Offer and whether the Fund achieves the benefits described under “The Offer — Purpose of the Offer.”

Risks of Investing in the Fund

Investment and Market Risk

An investment in Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the Shares during periods in which the Fund utilizes a leveraged capital structure. If the current global economic downturn continues into a prolonged recession or deteriorates further, the ability of issuers of the corporate fixed-income securities and other securities in which the Fund invests to service their obligations could be materially and adversely affected. The value of the securities in which the Fund invests will affect the value of the Shares. Your Shares at any point in time may be worth less than your original investment, even after taking into account  the reinvestment of Fund dividends and distributions.

Recent Market Events.  Beginning in 2007, the fixed income markets experienced a period of extreme volatility, which has negatively impacted market liquidity conditions. Fixed income instruments have experienced liquidity issues, increased price volatility, credit downgrades and increased likelihood of default, although markets stabilized and, in some cases, rallied in 2009. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline. Although markets have improved since 2008, the events of 2007 and 2008 and any continuing market upheavals may have an adverse effect on the Fund.

Lower Grade Securities Risk

Lower grade securities are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investment in such securities involves substantial risk. Lower grade securities are commonly referred to as “junk bonds.” Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Other than with respect to Distressed Securities, discussed below, the lower grade securities in which the Fund may invest do not include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

Lower grade securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

Lower grade securities have been in the past, and may again in the future be, more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of lower grade securities than on higher-rated fixed income securities.  Factors adversely affecting the market value of such securities are likely to affect adversely the Fund’s net asset value. Recently, demand for lower grade securities has increased significantly and the difference between the yields paid by lower grade securities and investment grade bonds (i.e., the “spread”) has narrowed. To the extent this differential increases, the value of lower grade securities in the Fund’s portfolio could be adversely affected.

Like higher-rated fixed-income securities, lower grade securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the lower grade securities market, which market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for lower grade securities by various dealers. As a result, during periods of high demand in the lower grade securities market, it may be difficult to acquire lower grade securities appropriate for investment by the Fund. Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the lower grade securities market and may cause the prices the Fund receives for its lower grade securities to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuers. Under such conditions, judgment may play a greater role in valuing certain of the Fund’s portfolio instruments than in the case of instruments trading in a more liquid market. In addition, the Fund may incur additional expense to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

Distressed Securities.  Investment in Distressed Securities is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary objective of capital appreciation through investment in Distressed Securities, the Fund’s ability to achieve current income for shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

Credit Rating Agency Risk.  Credit ratings are determined by credit rating agencies such as S&P and Moody’s. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit Risk

Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status. In addition to the credit risks associated with high yield securities, the Fund could also lose money if the issuer of other debt obligations, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

Interest Rate Risk

Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute because market interest rates are currently at historically low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. The Fund’s use of leverage will tend to increase interest rate risk.

Investments in floating rate debt instruments, although generally less sensitive to interest rate changes than longer duration fixed rate instruments, may nevertheless decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, floating rate instruments will not generally increase in value if interest rates decline. Inverse floating rate debt securities may also exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. To the extent the Fund holds floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s common shares.

Leverage Risk

The Fund currently leverages through borrowings from a credit facility. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, through borrowings or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund continues to employ leverage in its investment operations, the Fund will be subject to substantial risks of loss.

Therefore, if the market value of the Fund’s investment portfolio declines, any leverage will result in a greater decrease in net asset value to common shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. Further, if at any time while the Fund has leverage outstanding it does not meet applicable asset coverage requirements (as discussed below), it may be required to suspend distributions to common shareholders until the requisite asset coverage is restored. Any such suspension might impair the ability of the Fund to meet the RIC distribution requirements and to avoid Fund-level U.S. federal income and/or excise taxes.

As noted above, the Fund currently leverages through borrowings from a credit facility. The Fund has entered into a Credit Agreement with State Street to borrow up to the least of: (a) $75,000,000; (b) an amount that is no greater than 30% of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and (c) the Borrowing Base as defined in the Credit Agreement.  Such borrowings constitute financial leverage. The Credit Agreement contains customary covenant, negative covenant and default provisions, including covenants that limit the Fund’s ability to incur additional debt or consolidate or merge into or with any person, other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. In addition, the Fund agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Credit Agreement became effective. Furthermore, the Fund may not incur additional debt from any other party, except for in limited circumstances (e.g., in the ordinary course of business). Such restrictions shall apply only so long as the Credit Agreement remains in effect.

Indebtedness issued under the Credit Agreement is not convertible into any other securities of the Fund. Outstanding amounts would be payable at maturity or such earlier times as required by the Credit Agreement. The Fund may be required to prepay outstanding amounts under the Credit Agreement in the event of the occurrence of certain events of default. The Fund is expected to indemnify the lenders under the Credit Agreement against certain liabilities they may incur in connection with the Credit Agreement. The Fund is required to pay commitment fees under the terms of the Credit Agreement. With the use of borrowings, there is a risk that the interest rates paid by the Fund on the amount it borrows will be higher than the return on the Fund’s investments. The credit facility with State Street may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, or the Fund may be unable to renew or replace its credit facility upon the termination of the current facility, possibly requiring it to sell portfolio securities at times or prices that are disadvantageous. Any of these situations could adversely impact income or total return to shareholders.

The Fund must comply with investment quality, diversification and other guidelines established by the credit facility. The Fund does not anticipate that such guidelines will have a material adverse effect on the Fund’s common shareholders or its ability to achieve its investment objectives.

Successful use of a leveraging strategy may depend on the Investment Adviser’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Foreign Securities Risk

Investing in securities of foreign entities and securities denominated in foreign currencies involves certain risks not involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, different legal and accounting systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments.  Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies. The Fund may, but is not obligated to, engage in certain transactions to hedge the currency-related risks of investing in non-U.S. dollar denominated securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.

As a result of these potential risks, Credit Suisse may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including Credit Suisse, have had no or limited prior experience.

Credit Default Swaps Risk

The Fund may enter into credit default swap agreements, which may have as reference obligations one or more debt securities or an index of such securities. In a credit default swap, one party (the “protection buyer”) is obligated to pay the other party (the “protection seller”) a stream of payments over the term of the contract, provided that no credit event, such as a default or, in some instances, a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must generally pay the protection buyer the “par value” (the agreed-upon notional value) of the referenced debt obligation in exchange for an equal face amount of deliverable reference obligations.

The Fund may be either the protection buyer or protection seller in a credit default swap. If the Fund is a protection buyer, the Fund would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit event were to occur. However, if a credit event occurs, the Fund as a protection buyer has the right to deliver the referenced debt obligations or a specified amount of cash, depending upon the terms of the swap, and receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the Fund would receive fixed payments throughout the term of the contract if no credit event occurs. If a credit event occurs, however, the value of the obligation received by the Fund (e.g., bonds which defaulted), plus the periodic payments previously received, may be less than the par value of the obligation, or cash received, resulting in a loss to the protection seller. Furthermore, the Fund as a protection seller would effectively add leverage to its portfolio because it will have investment exposure to the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, the Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. Credit default swaps are not currently traded on any securities exchange. The Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Investment Adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Illiquid Securities Risk

The Fund may invest in securities for which no readily available market exists or are otherwise considered illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

Prepayment Risk

If interest rates fall, the principal on bonds and loans held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Fund in securities bearing lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Preferred Stock Risk

Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company, and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed-income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Senior Loans Risk

The risks associated with Senior Loans of below investment grade quality are similar to the risks of bonds rated below investment grade, although Senior Loans are typically senior and secured in contrast to bonds rated below investment grade, which are generally subordinated and unsecured.  Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization.  In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than below-investment-grade rated bonds.  The Fund’s investments in Senior Loans are expected to typically be below investment grade, which are considered speculative because of the credit risk of their issuers.  Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions.  An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs.  Moreover, any specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan’s value.

Like other debt instruments, Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value per share of the Fund.  There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.  In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan.  The collateral securing a Senior Loan may lose all or substantially all of its value in the event of bankruptcy of a borrower.  Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the borrower.  If interest were required to be refunded, it could negatively affect the Fund’s performance.

The Fund may purchase and retain in its portfolio Senior Loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including default, involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

Senior Loans in which the Fund will invest may not be rated by a nationally recognized statistical ratings organization (“NRSRO”), may not be registered with the SEC or any state securities commission, and may not be listed on any national securities exchange.  The amount of public information available with respect to Senior Loans may be less extensive than available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, Credit Suisse will consider, and may rely in part, on analyses performed by others.

Borrowers may have outstanding debt obligations that are rated below investment grade by a NRSRO.  Most of the Senior Loans held by the Fund will have been assigned ratings below investment grade by a NRSRO.  In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality.  The Fund will rely on the judgment, analysis and experience of Credit Suisse in evaluating the creditworthiness of a borrower.  In this evaluation, Credit Suisse will take into consideration, among other things, the borrower’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the borrower’s management and regulatory matters.

No active trading market may exist for some Senior Loans and some Senior Loans may be subject to restrictions on resale.  Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a decline in the Fund’s net asset value.  During periods of limited demand and liquidity for Senior Loans, the Fund’s net asset value may be adversely affected.

Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans tends to be substantially less sensitive to changes in market interest rates than fixed-rate instruments.  Nevertheless, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and an associated decline in the Fund’s net asset value.

Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain investments or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the Fund’s net asset value.

The Fund may purchase Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests, or can buy a participation in a loan.  The Fund may also purchase participations in the original syndicate making Senior Loans.  Loan participations typically represent indirect participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  When purchasing loan  participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is determined by Credit Suisse to be creditworthy.

Credit Suisse will seek to use an independent pricing service approved by the Board to value most Senior Loans held.  Credit Suisse may use the fair value method to value Senior Loans if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall.  The frequency and magnitude of such changes cannot be predicted.

Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are less exposed to this risk than fixed-rate debt instruments.  Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields.  No active trading market may exist for certain Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

Adverse market conditions may impair the liquidity of some actively traded Loans.

Second Lien And Other Secured Loans Risk

Second Lien Loans and other secured Loans are subject to the same risks associated with investment in Senior Loans and bonds rated below investment grade. However, because Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower, and other secured Loans rank lower in right of payment to Second Lien Loans, they are subject to the additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the more senior secured obligations of the borrower.  This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral.  Second Lien Loans and other secured Loans are also expected to have greater price volatility than Senior Loans and may be less liquid.  There is also a possibility that originators will not be able to sell participations in Second Lien Loans and other secured Loans, which would create greater credit risk exposure.

Valuation Risk

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for bond trading. Bonds generally trade on an “over-the-counter” market which may be anywhere in the world where buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of bonds may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. As a result, the Fund may be subject to the risk that when a security is sold in the market, the amount received by the Fund is less than the value of such security carried on the Fund’s books.

Non-Diversified Status

The Fund is classified as a “non-diversified” management investment company under the 1940 Act, which means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a “diversified” management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a management investment company that is “diversified” because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the net asset value of the Shares.

Market Price, Discount and Net Asset Value of Shares

As with any stock, the price of the Fund’s Shares fluctuate with market conditions and other factors. Although the Shares have recently traded on the NYSE Amex at a premium to their net asset value, the Shares have in the past traded at a discount to their net asset value.  There can also be no assurance that the Shares will trade at a premium in the future or that the present premium is sustainable.  Since 2005, the Shares have traded at discounts of as much as [    ]%.

Shares of closed-end investment companies frequently trade at a discount from their net asset values. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their Shares in a relatively short period of time following completion of this Offer. The net asset value of the Shares will be reduced immediately following this Offer as a result of the payment of certain offering costs. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell Shares, whether investors will realize gains or losses upon the sale of the Shares will depend entirely upon whether the market price of the

Shares at the time of sale is above or below the investor’s purchase price for the Shares. Because the market price of the Shares will be determined by factors such as net asset value, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund’s portfolio holdings, the timing and success of the Fund’s investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the Shares, trading volume of the Shares, general market, interest rate and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above net asset value or at, below or above the Subscription Price.

Anti-Takeover Provisions

The Fund’s Declaration of Trust contains provisions limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions, and (iii) the ability of the Board or shareholders to amend the Declaration of Trust. These provisions of the Declaration of Trust may be regarded as “anti-takeover” provisions. These provisions could have the effect of depriving the shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.

MANAGEMENT OF THE FUND

Board of Trustees

The business and affairs of the Fund are managed by or under the direction of the Board of Trustees of the Fund. Background information regarding the Trustees and officers of the Fund is contained in the SAI under “Trustees and Officers.”

Investment Adviser

Credit Suisse serves as the Fund’s investment adviser with respect to all investments and makes all investment decisions for the Fund. Credit Suisse is part of the asset management business of Credit Suisse Group AG, one of the world’s leading banks. Credit Suisse Group AG provides its clients with investment banking, private banking and asset management services worldwide.  The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. Credit Suisse’s address is Eleven Madison Avenue, New York, New York 10010. As of June 30, 2010, Credit Suisse managed over $11 billion in the U.S. and, together with its global affiliates, managed assets of over $405 billion in 19 countries.

Advisory Agreement

Under the Fund’s Investment Advisory Agreement with Credit Suisse, Credit Suisse receives as compensation for its advisory services from the Fund an annual fee, payable monthly, calculated at an annual rate of: (i) 1.00% of the first $250 million of the average weekly value of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) (the “Managed Assets”); and (ii) 0.75% of the average weekly value of the Managed Assets greater than $250 million. Credit Suisse may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund. Effective January 1, 2007, Credit Suisse agreed to waive 0.15% of the fees payable under the Investment Advisory Agreement. During the period in which the Fund is utilizing leverage, the advisory fee payable to Credit Suisse will be higher than if the Fund did not utilize a leveraged capital structure because the fees are calculated as a percentage of the Managed Assets, including those purchased with leverage. The Fund is currently utilizing leverage.

Potential Conflicts of Interest. Because the Investment Adviser receives a fee based on assets, it will benefit from the increase in assets that will result from the Offer. It is not possible to state precisely the amount of additional compensation that the Investment Adviser might receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. However, assuming (i) all Rights are exercised, (ii) the Fund’s average weekly net asset value during [      ] is $[      ] per Share (the net asset value per Share on [                    ]), (iii) the Subscription Price is $[      ] per Share ([        %] of the last reported sale price of the Fund’s Shares on [                     ]), and (iv) assuming, for purposes of this example, the Fund increases the amount of leverage outstanding while maintaining approximately the same percentage of total assets attributable to leverage (after giving effect to offering expenses), the Investment Adviser would receive additional advisory fees of approximately $[      ] million for the calendar year [      ] and would continue to receive additional advisory fees as a result of the Offer, based on the Fund’s average weekly Managed Assets attributable to the Shares issued in the Offer, thereafter.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement is available in the Fund’s 2010 Semi-Annual Report to shareholders.

Administrator

State Street serves as the Fund’s administrator. The Fund pays State Street, for administrative services, a fee, exclusive of out-of-pocket expenses, calculated in total for all the funds advised by Credit Suisse that are administered or co-administered by State Street and allocated based upon the relative average net assets of each fund, subject to an annual minimum fee.

Portfolio Management

The Credit Suisse US High Yield Management Team is responsible for the day-to-day portfolio management of the Fund.  The current team members are Thomas J. Flannery and Wing Chan. Thomas J. Flannery is the lead manager for the Fund and oversees the Fund’s overall industry, credit, duration, yield curve positioning and security selection. Wing Chan focuses on the fund’s industry and issuer allocations.

Thomas J. Flannery, a Managing Director of Credit Suisse, is the Head of the US High Yield Management Team. Mr. Flannery joined Credit Suisse in June 2010. He is a portfolio manager for the Performing Credit Strategies Group (“PCS”) within the Asset Management business of Credit Suisse Group AG with responsibility for originating and analyzing investment opportunities. Mr. Flannery is also a member of the PCS Investment Committee and is currently a high yield bond portfolio manager and trader for PCS. Mr. Flannery joined Credit Suisse Group AG in 2000 from First Dominion Capital, LLC where he was an Associate. Mr. Flannery began his career with Houlihan Lokey Howard & Zukin, Inc. Mr. Flannery holds a B.S. in Finance from Georgetown University.

Wing Chan, a Director of Credit Suisse, has been a member of the US High Yield Management Team since 2005. Ms. Chan joined Credit Suisse in 2005 from Invesco where she was an Associate Portfolio Manager in the High Yield group. Prior to joining Invesco in 2002, Ms. Chan began her career in 1999 at JP Morgan Fleming Asset Management where she shared responsibility for the management of Structured and Long Duration products. Ms. Chan earned a double B.S. in Economics and Finance from the Massachusetts Institute of Technology and is a CFA Charterholder.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

EXPENSES

Credit Suisse and State Street are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all Trustees of the Fund who are affiliated with those companies or any of their affiliates, if any. The Fund pays all other expenses incurred in the operation of the Fund including, among other things, expenses for legal and independent registered public accounting firms’ services, costs of printing proxies, stock certificates and shareholder reports, charges of the custodian, any sub-custodians and the transfer and dividend-paying agent, expenses in connection with the automatic dividend reinvestment plan (see “Dividends and Distributions; Automatic Dividend Reinvestment Plan”), SEC fees, fees and expenses of Independent Trustees, accounting and pricing costs, membership fees in trade associations, fidelity bond coverage for the Fund’s officers and employees, directors’ and officers’ errors and omissions insurance coverage, interest, brokerage costs and stock exchange fees, stock exchange listing fees and expenses, expenses of qualifying the Fund’s shares for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

NET ASSET VALUE

The Fund’s investments are valued after the close of regular trading on the New York Stock Exchange, LLC (the “NYSE”) on the last business day of each week.  For purposes of determining the net asset value, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of Shares outstanding at such time. The Fund determines and makes available for publication the net asset value of its Shares daily.

The following is a description of the procedures used by the Fund in valuing its assets.

Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the time of valuation (the “Valuation Time”).  If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange where it trades at the Valuation Time.  If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities.  Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board (“Pricing Service”).

If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board of Trustees.

Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves or other specific adjustments.  The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers.  If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided.  If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the security will be valued at such bid quotation.  Options contracts will be valued similarly.  Futures contracts will be valued at the most recent settlement price as provided by a Pricing Service at the time of valuation.

Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board of the Fund.  Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract.

Foreign securities traded in the local market will be valued at the closing prices, which may not be the last sale price, on the Primary Market (at the Valuation Time with respect to the Fund).  If the security did not trade on the Primary Market, it will be valued at the closing price of the local shares (at the Valuation Time with respect to the Fund).  If there is no such closing price, the value will be the most recent bid quotation of the local shares (at the Valuation Time with respect to the Fund).

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Securities, options, futures contracts and other assets (including swap contracts) which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board of the Fund.  In addition, the Board of the Fund or its delegates may value a security at fair value if it determines that such security’s value determined by the methodology set forth above does not reflect its fair value.  If the value of a security has been materially affected by events occurring after the relevant market closes, but before the Fund calculates its net asset value, the Fund may price those securities at fair value as determined in good faith in accordance with procedures approved by the Board.  When fair value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading).  In addition, securities trading in a particular country or countries may not take place on all business days in New York.  Furthermore, trading takes place in various foreign markets on days that are not business days in New York and days on which the Fund’s net asset value is not calculated.  As a result, calculation of the Fund’s net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.  All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange.  If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board.

DIVIDENDS AND DISTRIBUTIONS; AUTOMATIC DIVIDEND REINVESTMENT PLAN

The Fund declares and pays dividends on a monthly basis. Distributions of net realized capital gains, if any, are declared and paid at least annually. The Fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of beneficial interest of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

Pursuant to the Fund’s automatic dividend reinvestment plan (the “Plan”), unless a shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested by Computershare as agent for shareholders in administering the Plan (the “Plan Agent”), in additional Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee) by Computershare as the Dividend-Paying Agent. Such participants may elect not to participate in the Plan and to receive all dividends and capital gain distributions in cash by sending written instructions to Computershare, as the Dividend-Paying Agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to as “dividends”) payable either in Shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. The Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares from the Fund (“newly issued Shares”) or (ii) by purchase of outstanding Shares on the open market (“open-market purchases”) on the NYSE Amex or elsewhere. If on the payment date for the dividend, the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued Shares on behalf of the participants. The number of newly issued Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per Share on the date the Shares are issued. If on the dividend payment date the net asset value per Share is greater than the market value (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the Shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in Shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a Share exceeds the net asset value per Share, the average per Share purchase price paid by the Plan Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend had been paid in newly issued Shares on the dividend record date. Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Shares at the net asset value per Share at the close of business on the last purchase date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Taxation.” Shareholders participating in the Plan may receive benefits not available to Shareholders not participating in the Plan. If the market price (plus commissions) of the Shares is above their net asset value, participants in the Plan will receive Shares of the Fund at less than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash distribution they would have received on their Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Shares with a net asset value greater than the value of any cash distribution they would have received on their Shares. However, there may be insufficient Shares available in the market to make distributions in Shares at prices below the net asset value. Also, since the Fund does not redeem Shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at [address, telephone number].

FEDERAL INCOME TAXATION

The Fund is treated as a separate entity for U.S. federal income tax purposes. The Fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.  Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

If the Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

If, for any taxable year, the Fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its taxable ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year.  The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class’s proportionate share of particular types of income, including tax-exempt interest, net capital gains, and other income subject to federal income tax. A class’s proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class.

Existing authorities do not specifically address whether dividends that are paid following the close of a taxable year, but that are treated for tax purposes as derived from the income of such prior taxable year, are treated as dividends paid during such prior taxable year for purposes of determining each class’s proportionate share of a particular type of income. The Fund currently intends to treat such dividends as having been paid in the prior taxable year for purposes of determining each class’s proportionate share of a particular type of income with respect to such prior taxable year. Existing authorities also do not specifically address the allocation of taxable income among the dividends paid to holders of a class of shares during or with respect to a taxable year. It is possible that the IRS could disagree with the Fund’s position concerning the treatment of dividends paid after the close of a taxable year, in which case the IRS could attempt to recharacterize a portion of the dividends paid and designated by the Fund as exempt-interest dividends as consisting instead of capital gains or other taxable income. If the IRS were to prevail with respect to any such attempted recharacterization, holders of that class of shares could be subject to tax on amounts so recharacterized and the Fund could be subject to federal income and excise tax.

The Fund declares a dividend from net investment income (excluding capital gains) each month. Dividends are normally paid on the last business day of the month or shortly thereafter. The Fund distributes any net short-term and long-term capital gains in November. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

Unless a shareholder specifies otherwise, all distributions from the Fund to that shareholder will be automatically reinvested in additional full and fractional shares of the Fund. For U.S. federal income tax purposes, all dividends from the Fund generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from net investment income and from net short-term capital gains are taxable as ordinary income.

Recently enacted legislation imposes a 3.8% excise tax on net investment income, including dividends, interest and net capital gains, of individuals with annual income of $200,000 or more ($250,000 if married, filing jointly) beginning in 2013.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Distributions from net capital gains, if any, that are designated as capital gain dividends by the Fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual and certain other noncorporate shareholders generally will qualify for reduced U.S. federal income tax rates (currently, a maximum rate of 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets) on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders. Under current law, the reduced maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will not apply in taxable years beginning after December 31, 2010.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and may not be distributed as such to shareholders. The Fund may not carry forward any losses other than net capital losses.

At the time of an investor’s purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed capital gains of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or gains may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Sales and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.

Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on otherwise-taxable fund dividends or distributions, or on sales or exchanges of fund shares unless the Fund shares are “debt-financed property” within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the Fund.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on any fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments.  The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).  With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.  The tax treatment of many types of credit default swaps is uncertain.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

The Fund is required to withhold (as “backup withholding”) a certain percentage of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of fund shares paid to shareholders who have not complied with certain IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the Fund (other than, for the taxable year of the Fund beginning on November 1, 2009, certain dividends designated by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

REPURCHASE OF SHARES

Shares of closed-end management investment companies often trade at a discount to their net asset values, and the Shares may likewise trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Shares will be determined by such factors as relative demand for and supply of such Shares in the market, the Fund’s net asset value, general market and economic conditions and other factors beyond the control of the Fund. See “Determination of Net Asset Value.” Although the shareholders will not have the right to redeem their Shares, the Fund may take action to repurchase Shares in the open market or make tender offers for Shares at their net asset value. This may have the effect of reducing any market discount from net asset value.

There is no assurance that if action is undertaken to repurchase or tender for Shares, such action will result in the Shares’ trading at a price which approximates their net asset value. Although Share repurchases and tenders could have a favorable effect on the market price of the Shares, it should be recognized that the acquisition of Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio. Any Share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act.

DESCRIPTION OF SHARES

General

The Fund is authorized to issue an unlimited number of Shares. Each Share has one vote and, when issued and paid for in accordance with the terms of the offer, will be fully paid and non-assessable. Shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable. The Fund will send annual and semi-annual financial statements to all its Shareholders.

The Fund has no present intention of offering additional Shares, except as described herein and under the Fund’s dividend reinvestment and cash purchase plan, as it may be amended from time to time. See “Dividends and Other Distributions; Dividend Reinvestment and Cash Purchase Plan.” Other offerings of Shares, if made, will require approval of the Board. The Board is authorized, however, to classify and reclassify any unissued shares into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Fund may reclassify and offer unissued shares as preferred stock subject to the limitations of the 1940

Act. Any additional offering will not be made at a price per Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund’s outstanding Shares.

Common Shares

The Fund’s common shares of beneficial interest are publicly held and are listed and traded on the NYSE Amex under the symbol “DHY.”

As of [recent date], 2010, the net asset value per Share of the Fund was $[        ] and on that date the closing price per Share on the NYSE Amex was $[        ], meaning the Fund’s Shares were trading at a [      ]% premium to the Fund’s net asset value per Share.

Although the Fund’s Shares have recently traded at a premium to their net asset value, the Fund’s Shares have in the past traded at a discount to their net asset value. The Fund cannot determine the reasons why the Fund’s Shares trade at a premium to or discount from net asset value, nor can the Fund predict whether its Shares will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount.  Shares of closed-end investment companies frequently trade at a discount from net asset value.

Anti-Takeover Provisions in the Declaration of Trust

The Fund’s Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board, and could have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.

The Board is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office for any reason or for no reason by a written instrument signed by at least two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the Shares.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 80% of the outstanding Shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of Shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of Shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (except pursuant to the Fund’s dividend reinvestment and cash purchase plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board has determined that provisions with respect to the Board and the 80% voting requirements described above which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CLOSED-END FUND STRUCTURE

Closed-end funds differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, although in some cases they may trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the shares being greater than, less than or equal to NAV. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described above, however, the Board of Trustees will review periodically the trading range and activity of the Fund’s common shares with respect to its NAV and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the common shares at net asset value or the possible conversion of the Fund to an open-end investment company. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the common shares trading at a price equal to or close to net asset value per share.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

State Street serves as the Fund’s custodian pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. State Street is located at One Lincoln Street, Boston, Massachusetts 02111.

Computershare Trust Company, N.A. acts as the Fund’s transfer agent and dividend-paying agent under the Fund’s automatic dividend reinvestment plan. Computershare Trust Company, N.A. is located at P.O. Box 43078, Providence, Rhode Island, 02940.

LEGAL MATTERS

Certain legal matters with respect to the Offer will be passed upon by Willkie Farr & Gallagher LLP, New York, New York.

LEGAL PROCEEDINGS

There are no material pending legal proceedings to which the Fund or the Investment Adviser is a party.

REPORTS TO SHAREHOLDERS

The Fund will send unaudited semi-annual and audited annual reports to shareholders, including a list of the portfolio investments held by the Fund.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file annual and semi-annual reports, proxy statements and other information with the SEC. You can inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at Credit Suisse

Asset Management, LLC, Eleven Madison Avenue, New York, New York 10010 or by telephone at 1-800-293-1232 or on our website at www.credit -suisse.com/us. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is www.sec.gov. Unless specifically incorporated into this prospectus, documents contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and should not be considered or on the SEC’s website to be part of this prospectus.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Page

Fund History
Other Investment Practices
Investment Restrictions
Trustees and Officers
Investment Adviser
Administrator
Custodian, Transfer Agent and Dividend-Paying Agent
Independent Registered Public Accounting Firm
Portfolio Management
Portfolio Transactions
Tax Status
Financial Statements
Principal Holders of Securities
Appendix A: Description of Ratings	A-1
Appendix B: Proxy Voting Policies and Procedures	B-1

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

CREDIT SUISSE HIGH YIELD BOND FUND

Eleven Madison Avenue

New York, New York 10010

Statement of Additional Information

Subject to Completion, Dated August 4, 2010

This Statement of Additional Information (“SAI”) for Credit Suisse High Yield Bond Fund (the “Fund”) is not a prospectus. It should be read in conjunction with the Fund’s prospectus, dated [          ], 2010. A copy of the prospectus can be obtained free of charge by calling Credit Suisse Asset Management, LLC at 800-293-1232 or by written request to the Fund at Eleven Madison Avenue, New York, New York 10010. You can also obtain a copy of the prospectus from our website at: www.credit-suisse.com/us. The Fund’s financial statements for the fiscal year ended October 31, 2009, including the independent registered public accounting firm’s report thereon, are incorporated into this SAI by reference.

TABLE OF CONTENTS

Page

Fund History
Other Investment Practices
Investment Restrictions
Trustees and Officers
Investment Adviser
Administrator
Custodian, Transfer Agent and Dividend-Paying Agent
Independent Registered Public Accounting Firm
Portfolio Management
Portfolio Transactions
Tax Status
Financial Statements
Principal Holders of Securities
Appendix A: Description of Ratings	A-1
Appendix B: Proxy Voting Policies and Procedures	B-1

FUND HISTORY

The Fund is a non-diversified, closed-end management investment company organized as a trust under the laws of the State of Delaware on April 24, 1998. Credit Suisse Asset Management, LLC (“Credit Suisse”) is the Fund’s investment adviser.

OTHER INVESTMENT PRACTICES

The prospectus presents the investment objectives and the principal investment policies and risks of the Fund. This section supplements the disclosure in the Fund’s prospectus and provides additional information on the Fund’s other investment practices.

The Fund may utilize other investment practices and portfolio management techniques as set forth below.

U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities.  Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance.  Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance.  Included among the obligations issued by agencies and instrumentalities and government-sponsored enterprises of the United States are:  instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association (“GNMA”)); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Fannie Mae and Freddie Mac bonds).

Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the companies did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that Fannie Mae and Freddie Mac could purchase in certain residential areas and, until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock. In September 2008, the U.S. Treasury announced that Fannie Mae and Freddie Mac had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. The U.S. government also took steps to provide additional financial support to such entities.  No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful or that they will continue.

Other U.S. government securities in which the Fund may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association.  The Fund may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality or enterprise.  Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if Credit Suisse determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

Foreign Government Obligations; Securities of Supranational Entities.  The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by Credit Suisse to be of comparable quality to the other obligations in which the Fund may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

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Stripped Securities.  The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Treasury Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Such stripped securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer’s pool of underlying securities. A stripped security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of such securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than coupon securities having similar maturities and credit qualities.

Short Selling.  In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 10% of the outstanding securities of any class of an issuer.

The Fund also may make short sales “against the box” in which the Fund enters into a short sale of a security it owns.

Until the Fund closes out its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position.

Lending of Portfolio Securities.  The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities, which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund’s total assets, and the Securities and Exchange Commission (“SEC”) currently requires the Fund to receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. According to the SEC, such loans currently must be terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

Generally, the SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash or equivalent collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board of Trustees of the Fund (the “Board”) must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. If the regulatory requirements pertaining to portfolio securities lending were to change, the Fund would comply with such changes as required.

Illiquid Securities.  The Fund may purchase securities subject to legal or contractual restriction, or that are otherwise illiquid, without limitation. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund’s decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified

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institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Board has directed Credit Suisse to monitor carefully the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period. Substantial illiquid positions in the Fund could adversely impact its ability to convert to open-end status.

Reverse Repurchase Agreements.  The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under “Special Considerations and Risk Factors—Leverage Risk” and “Use of Leverage” in the prospectus since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Securities of Other Investment Companies.  The Fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”), or pursuant to an SEC order.  Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets.  As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Derivatives.  The Fund may invest in, or use, derivatives (“Derivatives”), including as specified above, credit default swaps. These are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include options, futures contracts, forward contracts, securities and swaps. The Fund may invest in, or enter into, Derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by purchasing or selling specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund’s performance.

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If the Fund invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, Credit Suisse will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Futures and Options on Futures Transactions.

In General. The Fund may enter into futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange or on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (“CFTC”).

Engaging in these transactions involves risk of loss to the Fund that could adversely affect the value of the Fund’s net assets. Although the Fund intends to purchase or sell futures contracts and options thereon only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract or option prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract or option prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures or option positions and potentially subjecting the Fund to substantial losses. Successful use of futures and options on futures by the Fund also is subject to the ability of Credit Suisse to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract or option thereon. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash or other liquid assets in connection with its futures and options on futures transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund’s ability otherwise to invest those assets.

To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, that are not for bona fide hedging purposes (as defined by the

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CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is “in-the-money” if the value of the underlying futures contract exceeds the exercise (“strike”) price of the call; a put option on a futures contract is “in-the-money” if the value of the underlying futures contract is exceeded by the strike price of the put). This policy does not limit to 5% the percentage of the Fund’s assets that are at risk in futures contracts, options on futures contracts and currency options.

Specific Futures Transactions. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

The Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price. The Fund may purchase and sell stock index and debt futures contracts. An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the prices of the securities that comprise it at the opening of trading in such securities on the next business day.

The Fund may also purchase and sell options on interest rate, currency and index futures. When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the terms of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put).

Forward Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Fund may also use forward currency contracts to shift the Fund’s exposure to foreign currency exchange rate changes from one currency to another. For example, if the Fund owns securities denominated in a foreign currency and Credit Suisse believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Fund may also purchase forward currency contracts to enhance income when Credit Suisse anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund’s existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if Credit Suisse anticipates that there will be a correlation between the two currencies.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency

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contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments). The exchange commitments can involve payments to be made in the same currency or in different currencies. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Credit Suisse is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if Credit Suisse is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Credit Derivatives. The Fund may, but is not obligated to, engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Credit Suisse is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if Credit Suisse is correct in its forecasts, there is a risk that a credit derivative position, may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

Options—In General. The Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other liquid assets. A put option

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written by the Fund is covered when, among other things, cash or liquid assets having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund’s custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. The Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising he index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

The Fund also may purchase cash-settled options on swaps in pursuit of its investment objectives. A cash settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Successful use by the Fund of options will be subject to the ability of Credit Suisse to predict correctly movements in the prices of individual securities, the securities markets generally, foreign currencies, or interest rates. To the extent such predictions are incorrect, the Fund may incur losses.

Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives that are not presently contemplated for use by the Fund or that are not currently available but that may be developed, to the extent such opportunities are both consistent with the Fund’s investment objectives and legally permissible for the Fund.

Forward Commitments; When-Issued Securities.  The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will set aside in a segregated account of the Fund permissible liquid assets at least equal at all times to the amount of the commitments.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or

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when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per Share.

INVESTMENT RESTRICTIONS

In addition to its investment objectives, the Fund has adopted investment restrictions numbered 1 through 6 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting shares. Unless expressly designated as fundamental, all other policies of the Fund may be changed by the Board without shareholder approval. The percentage restrictions set forth below, as well as those contained elsewhere in this prospectus, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any other cause other than an action by the Fund will not require the Fund to dispose of portfolio securities or take other action to satisfy the percentage restriction. The Fund may not:

1.               Invest more than 25% of the value of its total assets in the securities of issuers in a single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2.               Invest in commodities or commodity contracts, except that the Fund may purchase and sell commodities to the maximum extent permitted by regulations of the CFTC (or any successor) that would not require registration of the Fund as a commodity pool.

3.               Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts. If real estate is delivered as a result of foreclosure, the Fund may hold such property until it can dispose of it in an orderly manner at a reasonable price.

4.               Issue senior securities or borrow money except as permitted by the 1940 Act.

5.               Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

6.               Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

7.               Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

8.               Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings or leverage and to the extent necessary related to the purchase of securities on a when-issued or forward commitment basis, the deposit of assets in escrow in connection with writing covered options, and collateral and initial or variation margin or similar arrangements with respect to options, forward contracts, futures contracts, options on futures contracts, swaps, caps, collars, floors and other derivative instruments.

TRUSTEES AND OFFICERS

The Fund’s business and affairs are managed under the direction of the Fund’s Board of Trustees, including the supervision of duties performed for the Fund under the investment advisory agreement with Credit Suisse (the “Investment Advisory Agreement”).  The Trustees set broad policies for the Fund and choose its officers, who serve at the Board’s discretion.  The Board currently consists of five Trustees, all of which are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”). The Board of Trustees is divided into three classes, each having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term. Shareholders who wish to send communications to the Board should send them to the address of the Fund (Eleven Madison Avenue, New York, New York 10010) and to the attention of the Board c/o the Secretary of the Fund. All such communications will be directed to the Trustee’s attention.

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Trustees

The following table includes information regarding the Fund’s Trustees, their principal occupations and other affiliations during the past five years, the number of portfolios in the Fund Complex that they oversee, and other information about them.  The Fund Complex includes those registered investment companies that share Credit Suisse as investment adviser and that hold themselves out to the public as related companies for purposes of investment and investor services.

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Chairman of the Board of Trustees; Audit Committee Member and Nominating Committee Chairman	Chairman since 2005 and Trustee since 2001; current term ends at the 2011 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	13

Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company, Petroleum and Resources Corporation, Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications Fund, Inc. (each a closed-end investment company); Director of Starcomms PLC (telecommunications company)

Terry F. Bovarnick c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1958)	Trustee; Audit and Nominating Committee Member	Since 2006; current term ends at the 2011 annual meeting	Currently retired. Consultant to Chartwell Investment Partners from March 2002 to March 2003.	2	None

James J. Cattano c/o Primary Resources, Inc. Executive Office 999 Vanderbilt Beach Road Suite 200 Naples, FL 34108 (1943)	Trustee; Audit Committee Chairman and Nominating Committee Member	Since 2006; current term ends at the 2012 annual meeting	President, Primary Resources, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996.	2

Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications Fund, Inc. (each a closed-end investment company)

Lawrence J. Fox One Logan Square 18th & Cherry Streets Philadelphia, Pennsylvania 19103 (1943)	Trustee and Nominating Committee Member	Since 2001; current term ends at the 2013 annual meeting	Partner of Drinker Biddle & Reath (law firm) since 1972.	2	Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company)

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Trustee; Audit and Nominating Committee Member	Since 2005; current term ends at the 2012 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	13

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company); Director of Aberdeen Chile Fund, Inc.,

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 Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications Fund, Inc. (each a closed-end investment company); Director of Prism Medical (medical devices) from 2004 to 2005

As of [                 ], 2010, none of the Trustees or their immediate family members owned beneficially or of record any class of securities in Credit Suisse or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Credit Suisse.

Officers

The following tables set forth certain information regarding the officers of the Fund. The current terms of office of the Fund’s officers will end at the Board’s meeting following the Fund’s next annual meeting of shareholders.

Term of Office and
Name, Address	Position(s) Held	Length of Time	Principal Occupation During
(Year of Birth)	with Fund	Served	Past 5 Years

John G. Popp Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since 2010	Managing Director of Credit Suisse; Group Manager and Senior Portfolio Manager for Performing Credit Strategies; Associated with Credit Suisse since 1997; Officer of other Credit Suisse Funds.

Thomas J. Flannery Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1974)	Chief Investment Officer	Since 2010	Managing Director of Credit Suisse; Associated with Credit Suisse Group AG since 2000; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Managing Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

[ ] Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 ([ ])	Chief Legal Officer	Since 2010	[ ]

Cecilia Chan Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008

Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

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[ ] Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 ([ ])	Secretary	Since 2010	[ }

Board Meetings

During the fiscal year ended October 31, 2009, the Board convened ten times. Each Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he or she served during the period for which he or she was a Trustee.

Audit Committee

All of the Trustees, except for Lawrence Fox, constitute the Fund’s Audit Committee, which is composed of Trustees who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of the New York Stock Exchange Amex (“NYSE Amex”)). The Audit Committee convened four times during the fiscal year ended October 31, 2009. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. Pursuant to the Audit Committee Charter adopted by the Fund’s Board (a copy of which was included as Appendix B to the Fund’s proxy statement dated December 28, 2007), the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm and overseeing the Fund’s internal controls. The Fund’s Audit Committee Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by the Fund’s independent registered public accounting firm to the Fund and to Credit Suisse and certain of its affiliates.

Nominating Committee

All of the Trustees constitute the Fund’s Nominating Committee, which is composed of Trustees who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of NYSE Amex). The Nominating Committee met three times during the fiscal year ended October 31, 2009. The Nominating Committee selects and nominates new Trustees. The Board has adopted a Nominating Committee Charter (a copy of which was included as Appendix A to the Fund’s proxy statement dated December 28, 2007). In nominating candidates, the Nominating Committee will take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. With respect to diversity, the Nominating Committee considers whether a candidate’s background, experience and skills will contribute to the diversity of the Board.

The Nominating Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, New York 10010. Any submission should include at a minimum the following information: As to each individual proposed for election or re-election as Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of Shares of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934 (“1934 Act”), and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected)). In the case of the Fund holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Fund’s proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund’s proxy statement was released to security holders in connection with the Fund’s previous year’s annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy

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statement. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund’s By-laws, or as required by any relevant stock exchange listing standards.

The Fund does not have a Compensation Committee.

Qualification of Board of Trustees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity.  Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Credit Suisse, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, public service and/or academic positions; experience from service as a board member of the Fund and the other funds in the Fund Complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that support the conclusion that each person should serve as a Trustee.

Enrique R. Arzac.    Mr. Arzac has been a Trustee since 2001, Chairman of the Board of Trustees since 2005, and Chairman of the Nominating Committee since 2003.  In addition, he has over 30 years of business and consulting experience in the areas of finance, trade and economics and academic experience as a professor of finance and economics.  Mr. Arzac also currently serves on the boards of directors of other funds, including funds in the Fund Complex, and on the board of directors of an investment management and investment advisory services company.

Terry F. Bovarnick.   Ms. Bovarnick has been a Trustee since 2006.  In addition, she has over 30 years of executive and business experience in the investment industry.  Ms. Bovarnick also serves on the board of directors of another closed-end fund in the Fund Complex.

James J. Cattano.   Mr. Cattano has been a Trustee since 2006, and Chairman of the Audit Committee since 2009.  In addition, he has 40 years of executive and business and academic experience in the international trading and manufacturing industry.  Mr. Cattano also currently serves on the boards of directors of other closed-end funds, including a closed-end fund in the Fund Complex.

Lawrence J. Fox.   Mr. Fox has been a Trustee since 2001.  In addition, he has close to 40 years of experience as an attorney.  Mr. Fox also currently serves on the boards of directors of other closed-end funds, including a closed-end fund in the Fund Complex.

Steven N. Rappaport.    Mr. Rappaport has been a Trustee since 2005.  In addition, he has 40 years of business experience in the financial services industry.  Mr. Rappaport also serves on the boards of directors of other funds, including funds in the Fund Complex.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged Credit Suisse to manage the Fund on a day-to-day basis.  The Board is responsible for overseeing Credit Suisse and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s charter. The Board is currently composed of five members, each of whom is an Independent Trustee. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  As described below, the Board has established a Nominating Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Enrique Arzac, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with Credit Suisse, other service

12

providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees.  The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually.  The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities.  Day-to-day risk management functions are subsumed within the responsibilities of Credit Suisse and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs.  Credit Suisse and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Each of Credit Suisse and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, Credit Suisse, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Ownership of the Fund by Trustees

The following table provides information concerning the number and dollar range of equity securities owned beneficially by each Trustee as of [                 ], 2010:

Aggregate Dollar Range of
Equity Securities in All Funds
	Dollar Range of	Overseen by Trustees
	Equity Securities in	in Credit Suisse Family
Name of Trustee	the Fund*(1)	of Investment Companies*(1)(2)

Enrique Arzac	[ ]	[ ]
Terry F. Bovarnick	[ ]	[ ]
James J. Cattano	[ ]	[ ]
Lawrence J. Fox	[ ]	[ ]
Steven N. Rappaport	[ ]	[ ]

*	Key to Dollar Ranges:
A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	over $100,000

(1)  “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the 1934 Act.

(2)  “Credit Suisse Family of Investment Companies” means those registered investment companies that share Credit Suisse as their investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of [                   ], 2010, the Fund’s Trustees and officers, in the aggregate, own less than 1% of the Fund’s outstanding equity securities.

Trustee Compensation

During the fiscal year ended October 31, 2009, each Trustee who was not a director, officer, partner, co-partner or employee of Credit Suisse, State Street or any affiliate thereof, received an annual fee as set out below and $1,000 for each meeting of the Board attended by him or her and was reimbursed for expenses incurred in connection with his or her attendance at the Fund’s Board meetings. The annual fee rate was $14,300. The total remuneration paid or accrued by the Fund during the fiscal year ended October 31, 2009 to all Trustees was $113,525. The Independent Chairman receives an additional annual fee of $5,000 and the Audit Committee Chairman receives an additional annual fee of $2,000. The Trustees have approved a compensation plan that permits

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each Trustee entitled to receive a fee from the Fund to elect to receive up to one hundred percent of his or her annual fee in the form of Fund shares issued by the Fund.

The following table shows certain compensation information for the current Trustees of the Fund for the fiscal year ended October 31, 2009.  All officers of the Fund are employees of and are compensated by Credit Suisse.  None of the Fund’s executive officers received any compensation from the Fund for such period.  The Fund does not have any bonus, profit sharing, pension or retirement plans.

Director	Aggregate Compensation from the Fund	Total Compensation from the Fund and the Fund Complex
Enrique R. Arzac	$26,300	$125,410
Terry F. Bovarnick	$21,285	$40,571
James J. Cattano	$22,366	$42,731
Lawrence J. Fox	$22,274	$44,548
Steven N. Rappaport	$21,300	$136,318

Code of Ethics

The Fund and Credit Suisse have each adopted a code of ethics, as required by federal securities laws.  Under these codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund’s portfolio or that are currently held by the Fund, subject to certain general restrictions and procedures.  The personal securities transactions of the Fund’s access persons and those of Credit Suisse will be governed by the applicable code of ethics.

Credit Suisse and its affiliates manage other investment companies and accounts.  Credit Suisse may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Credit Suisse on behalf of the Fund.  Similarly, with respect to the Fund’s portfolio, Credit Suisse is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Credit Suisse and its access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund.  Credit Suisse is not obligated to refrain from investing in securities held by the Fund or for any other funds it manages.

These codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  Copies of these codes of ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Fund has adopted Credit Suisse’s policies and procedures with respect to the voting of proxies related to portfolio securities. A copy of the Fund’s proxy voting policies and procedures is attached as Appendix B.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available without charge:

• by calling 1-800-293-1232

• on the Fund’s website, www.credit-suisse.com/us

• on the SEC’s website, www.sec.gov.

INVESTMENT ADVISER

Credit Suisse serves as the Fund’s investment adviser with respect to all investments and makes all investment decisions for the Fund.  Under the Investment Advisory Agreement, Credit Suisse receives as compensation for its advisory services from the Fund an annual fee, payable monthly, calculated at an annual rate of: (i) 1.00% of the first $250 million of the average weekly value of the Fund’s total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) (the “Managed Assets”); and (ii) 0.75% of the average weekly value of the Managed Assets greater than $250 million. Credit Suisse may voluntarily waive a

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portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund. Effective January 1, 2007, Credit Suisse agreed to waive 0.15% of the fees payable under the Investment Advisory Agreement. During the period in which the Fund is utilizing leverage, the advisory fee payable to Credit Suisse will be higher than if the Fund did not utilize a leveraged capital structure because the fees are calculated as a percentage of the Managed Assets, including those purchased with leverage. The Fund is currently utilizing leverage.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund paid Credit Suisse advisory fees, and Credit Suisse waived fees and/or reimbursed expenses of the Fund under the Advisory Agreement as follows:

October 31, 2009

Fees Paid (after waivers)	Waivers	Reimbursements

$1,295,306	$204,133	—

October 31, 2008

Fees Paid (after waivers)	Waivers	Reimbursements

$2,331,139	$269,869	—

October 31, 2007

Fees Paid (after waivers)	Waivers	Reimbursements

$2,791,152	$349,504	—

Credit Suisse is part of the asset management business of Credit Suisse Group AG, one of the world’s leading banks. Credit Suisse Group AG provides its clients with investment banking, private banking and asset management services worldwide.  The asset management business of Credit Suisse Group AG is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. Credit Suisse is an indirect, wholly owned subsidiary of Credit Suisse Group AG, a leading global financial services organization headquartered in Zurich. No one person or any entity possesses a controlling interest in Credit Suisse Group AG. Credit Suisse is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Credit Suisse’s address is Eleven Madison Avenue, New York, New York 10010. As of June 30, 2010, Credit Suisse managed over $11 billion in the U.S. and, together with its global affiliates, managed assets of over $405 billion in 19 countries.

The Investment Advisory Agreement provides that Credit Suisse will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Investment Advisory Agreement relates, except liability resulting from willful misfeasance, bad faith or gross negligence on Credit Suisse’s part in the performance of its duties or from reckless disregard of its obligations and duties under the Investment Advisory Agreement.

The Investment Advisory Agreement will remain in effect from year to year if approved annually (1) by the Board of Trustees of the Fund or by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (2) by a majority of the Trustees who are not parties to the Investment Advisory Agreement, or “interested persons” (as defined in the 1940 Act) of the Fund or the Investment Adviser.  The Board of Trustees last approved the Investment Advisory Agreement at meetings held on November 16-17, 2009 and December 17, 2009.

The Investment Advisory Agreement terminates on its assignment by any party.  The Investment Advisory Agreement is terminable, without penalty, on 60 days’ written notice by the Board of Trustees or by the vote of holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities or upon 90 days’ written notice by Credit Suisse.

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The services of Credit Suisse are not deemed to be exclusive, and nothing in the Investment Advisory Agreement will present it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

ADMINISTRATOR

State Street serves as the Fund’s administrator. As administrator, State Street provides certain administrative services to the Fund, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.  State Street is located at One Lincoln Street, Boston, Massachusetts 02111. The Fund pays State Street, for administrative services, a fee, exclusive of out-of-pocket expenses, calculated in total for all the funds advised by Credit Suisse that are administered or co-administered by State Street and allocated based upon the relative average net assets of each fund, subject to an annual minimum fee.  The services of State Street are not deemed to be exclusive, and nothing in the agreement between the Fund and State Street (the “Administration Agreement”) will prevent State Street or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.  The Administration Agreement is terminable upon 60 days’ notice by either party.

For the fiscal years ended October 31, 2007, 2008 and 2009, the Fund paid State Street $110,597, $126,062 and $105,578, respectively in administrative fees.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

State Street serves as the Fund’s custodian and may employ sub-custodians outside the U.S. in accordance with regulations of the SEC. State Street is located at One Lincoln Street, Boston, Massachusetts 02111. The custodian’s responsibilities include safekeeping and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

Computershare Trust Company, N.A. acts as the Fund’s transfer agent and dividend-paying agent under the Fund’s automatic dividend reinvestment plan. Computershare Trust Company, N.A. is located at P.O. Box 43078, Providence, Rhode Island, 02940.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[                              ], acts as the Fund’s independent registered public accounting firm and provides audit and tax services to the Fund. [                            ]’s address is [                            ].

PORTFOLIO MANAGEMENT

Additional information regarding the Fund’s portfolio managers is provided below.

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Fund, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager of the Fund and the total assets managed within each category as of May 31, 2010.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas J. Flannery	4	$461 million	25	$10.189 billion	10	$1,323 million
Wing Chan	4	$461 million	25	$10.189 billion	10	$1,323 million

No advisory fee is paid based on performance for any of the accounts listed above.

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Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund.  Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations.  Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Portfolio Manager Compensation

Thomas J. Flannery and Wing Chan are compensated for their services by Credit Suisse.  Their compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account.  The factors taken into account in determining each of their bonuses includes the Fund’s performance, assets held in the Fund and other accounts managed by each of them, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation.  Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.  A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse Group AG’s profit sharing and 401(k) plans.

Portfolio Manager Ownership of Shares

As reported to the Fund, the information in the following table reflects beneficial ownership by the portfolio managers of Shares as of December 31, 2009:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund*(1)

Thomas J. Flannery	A

Wing Chan	A

*	Key to Dollar Ranges:
A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	over $100,000
(1)	“Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the 1934 Act.

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PORTFOLIO TRANSACTIONS

Credit Suisse is responsible for establishing, reviewing and, where necessary, modifying the Fund’s investment program to achieve its investment objectives.  Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal.  Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained.  The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer’s mark-up or mark-down.  Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  On most foreign exchanges, commissions are generally fixed.  There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up.  U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.  No brokerage commissions are typically paid on purchases and sales of U.S. government securities.  For the 2009, 2008 and 2007 fiscal years, the Fund paid $363, $1,073 and $241, respectively, in brokerage commissions.

Credit Suisse will select portfolio investments and effect transactions for the Fund.  In selecting broker-dealers, Credit Suisse does business exclusively with those broker-dealers that, in Credit Suisse’s judgment, can be expected to provide the best service.  The service has two main aspects:  the execution of buy and sell orders and the provision of research.  In negotiating commissions with broker-dealers, Credit Suisse will pay no more for execution and research services than it considers either, or both together, to be worth.  The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold.  The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time.  Commissions for the combination of execution and research services that meet Credit Suisse’s standards may be higher than for execution services alone or for services that fall below Credit Suisse’s standards.  Credit Suisse believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed.  Further, Credit Suisse will receive only brokerage or research services in connection with securities transactions that are consistent with the “safe harbor” provisions of Section 28(e) of the 1934 Act when paying such higher commissions.  Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.  Research received from brokers or dealers is supplemental to Credit Suisse’s own research program.  For the fiscal year ended October 31, 2009, the Fund paid no brokerage commissions to brokers and dealers who provided such research services.

All orders for transactions in securities or options on behalf of the Fund are placed by the Investment Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. (“CSAMSI”), Credit Suisse Securities (USA) LLC, and other affiliates of Credit Suisse Group AG.  The Fund may utilize CSAMSI or other affiliates of Credit Suisse Group AG in connection with a purchase or sale of securities when the Investment Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.  The Fund did not pay any commissions to affiliated broker-dealers during the fiscal years ended October 31, 2007, 2008 and 2009, respectively.

Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by Credit Suisse.  Such other investment clients may invest in the same securities as the Fund.  When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Credit Suisse believes to be equitable to each client, including the Fund.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund.  To the extent permitted by law, Credit Suisse may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

Transactions for the Fund may be effected on foreign securities exchanges.  In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.  Such dealers usually are acting as principal for their own account.  On occasion, securities may be purchased

18

directly from the issuer.  Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions.  Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund’s portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group.  The Fund will engage in this practice, however, only when Credit Suisse, in its sole discretion, believe such practice to be otherwise in the Fund’s interest.

In no instance will portfolio securities be purchased from or sold to Credit Suisse, CSAMSI or Credit Suisse Securities (USA) LLC or any affiliated person of such companies except as permitted by SEC exemptive order or by applicable law.  In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

TAX STATUS

The Fund is treated as a separate entity for U.S. federal income tax purposes. The Fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.  Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

If the Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax

19

credits. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

If, for any taxable year, the Fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its taxable ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year.  For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end.  In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year.  The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class’s proportionate share of particular types of income, including tax-exempt interest, net capital gains, and other income subject to federal income tax. A class’s proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class.

Existing authorities do not specifically address whether dividends that are paid following the close of a taxable year, but that are treated for tax purposes as derived from the income of such prior taxable year, are treated as dividends paid during such prior taxable year for purposes of determining each class’s proportionate share of a particular type of income. The Fund currently intends to treat such dividends as having been paid in the prior taxable year for purposes of determining each class’s proportionate share of a particular type of income with respect to such prior taxable year. Existing authorities also do not specifically address the allocation of taxable income among the dividends paid to holders of a class of shares during or with respect to a taxable year. It is possible that the IRS could disagree with the Fund’s position concerning the treatment of dividends paid after the close of a taxable year, in which case the IRS could attempt to recharacterize a portion of the dividends paid and designated by the Fund as exempt-interest dividends as consisting instead of capital gains or other taxable income. If the IRS were to prevail with respect to any such attempted recharacterization, holders of that class of shares could be subject to tax on amounts so recharacterized and the Fund could be subject to federal income and excise tax.

The Fund declares a dividend from net investment income (excluding capital gains) each month. Dividends are normally paid on the last business day of the month or shortly thereafter. The Fund normally distributes any net short-term and long-term capital gains in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

20

Unless a shareholder specifies otherwise, all distributions from the Fund to that shareholder will be automatically reinvested in additional full and fractional shares of the Fund. For U.S. federal income tax purposes, all dividends from the Fund generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from net investment income that is not tax exempt and from net short-term capital gains are taxable as ordinary income.

Recently enacted legislation imposes a 3.8% excise tax on net investment income, including dividends, interest and net capital gains, of individuals with annual income of $200,000 or more ($250,000 if married, filing jointly) beginning in 2013.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Distributions from net capital gains, if any, that are designated as capital gain dividends by the Fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual and certain other noncorporate shareholders generally will qualify for reduced U.S. federal income tax rates (currently, a maximum rate of 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets) on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders. Under current law, the reduced maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will not apply in taxable years beginning after December 31, 2010.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and may not be distributed as such to shareholders. The Fund may not carry forward any losses other than net capital losses.

At the time of an investor’s purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed capital gains of the Fund.

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Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or gains may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Sales and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.

Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on otherwise-taxable fund dividends or distributions, or on sales or exchanges of fund shares unless the Fund shares are “debt-financed property” within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions other than exempt-interest dividends received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the Fund.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on any fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

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If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income, including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund.

Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the Fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments.  The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).  With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.  The tax treatment of many types of credit default swaps is uncertain.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders any share of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

The Fund is required to withhold (as “backup withholding”) a certain percentage of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions or repurchases of fund shares paid to shareholders who have not complied with certain IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a

23

broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the Fund (other than, for taxable years of the Fund beginning on or before December 31, 2009, certain dividends designated by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

The exemption of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority, since those laws vary with respect to the taxation of such income. Many states exempt from tax that portion of an exempt-interest dividend which represents interest received by the Fund on that state’s securities, subject in some cases to compliance with concentration and/or reporting requirements, which the Fund makes no commitment to seek to satisfy. However, the Fund will report annually to its shareholders the percentage of interest income received by the Fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exemption, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

FINANCIAL STATEMENTS

The audited financial statements for the year ended October 31, 2009 and the report of the independent registered public accounting firm are included in the Fund’s 2009 Annual Report and are incorporated by reference into this prospectus. The Fund’s 2009 Annual Report was filed on Form N-CSR with the SEC on January 4, 2010 and is available on the SEC’s website at http://www.sec.gov. Copies of the Fund’s 2009 Annual Report may also be obtained without charge upon written or oral request from the Fund’s information agent at [                ].

The financial statements of the Fund that are incorporated herein by reference (except for the financial statements for the Fund’s fiscal year ended October 31, 2000) and certain of the information appearing under the caption “Financial Highlights” included in the prospectus and appearing elsewhere herein and in the prospectus (except for the information relating to the Fund’s fiscal year ended October 31, 2000) have been audited by [                        ], independent registered public accounting firm, as set forth in their report that is incorporated herein by reference, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

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PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth the beneficial ownership of shares of the Fund, as of [recent date], 2010, by each person (including any group) known to the Fund to be deemed to be the beneficial owner of more than 5% of the outstanding shares of the Fund:

Name of	Number of Shares
Beneficial Owner	Beneficially Owned	Percent Ownership

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APPENDIX A

DESCRIPTION OF RATINGS

Commercial Paper Ratings

Commercial paper rated A-1 by Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (“Moody’s”).  Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.  Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternative liquidity is maintained.

Corporate Bond Ratings

The following summarizes the ratings used by S&P for corporate bonds:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the ratings used by Moody’s for corporate bonds:

Aaa - Bonds that are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated “Aa” through “B”.  The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings

The following summarizes the two highest ratings used by S&P for short-term notes:

SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody’s for short-term notes and variable rate demand obligations:

MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

The following summarizes the ratings used by S&P for Municipal Obligations:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB represents a lower degree of speculation than B and C the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Additionally, the rating CI is reserved for income bonds on which no interest is being paid.  Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D - Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the highest four municipal ratings used by Moody’s:

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.”  Interest payments are protected by a large or exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated as Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of desirable investments.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Note:  Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

Caa - Bonds that are rated Caa are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

APPENDIX B

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

INTRODUCTION

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

POLICY

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

PROXY VOTING COMMITTEE

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

CONFLICTS

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.

The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

CONSENT

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

RECORDKEEPING

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’

liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 3, 2010

Part C

Other Information

Item 25. Financial Statements and Exhibits

1. Financial Statements

Part A — Financial Highlights.

Part B — Unaudited financial statements for the period ended April 30, 2010 are incorporated by reference herein to the Fund’s semi-annual report for the period ended April 30, 2010. Audited financial statements for the period ended October 31, 2009 are incorporated by reference herein to the Fund’s annual report for the period ended October 31, 2009.

2. Exhibits

(a)(1)	Agreement and Declaration of Trust(1)

(a)(2)	Certificate of Amendment to Agreement and Declaration of Trust, dated February 6, 2001, filed herewith.

(a)(3)	Certificate of Amendment to Agreement and Declaration of Trust, dated May 31, 2001, filed herewith.

(a)(4)	Certificate of Amendment to Agreement and Declaration of Trust, dated April 10, 2002, filed herewith.

(a)(5)	Certificate of Amendment to Agreement and Declaration of Trust, dated August 16, 2007, filed herewith.

(b)(1)	Bylaws(1)

(b)(2)	Amendment to Bylaws, dated May 31, 2001, filed herewith.

(c)	Not applicable

(d)(1)	Provisions of instruments defining the rights of holders of securities are contained in the Registrant’s Agreement and Declaration of Trust and Bylaws, each as amended.

(d)(2)	Form of Subscription Certificate, to be filed by amendment.

(e)	Dividend Reinvestment and Cash Purchase Plan, filed herewith.

(f)	Not applicable

(g)	Amended and Restated Investment Advisory Agreement with Credit Suisse Asset Management, LLC dated December 1, 2006, filed herewith.

(h)	Not applicable

(i)	Not applicable

(j)	Custodian Agreement with State Street Bank and Trust Company dated October 20, 2000.(2)

(k)(1)	Registrar, Transfer Agency and Services Agreement with EquiServe, Inc. dated August 1, 2003, filed herewith.

(k)(2)	Administration Agreement with State Street Bank and Trust Company dated June 7, 2002, filed herewith.

(k)(3)	Credit Agreement with State Street Bank and Trust Company dated December 12, 2008, filed herewith.

(k)(4)	Amendment No. 1 to Credit Agreement dated December 11, 2009, filed herewith.

(k)(5)	Security Agreement with State Street Bank and Trust Company dated December 12, 2008, filed herewith.

(l)	Opinion and Consent of Counsel, to be filed by amendment

(m)	Not applicable

(n)(1)	Consent of Independent Registered Public Accounting Firm, to be filed by amendment

(n)(2)	Consent of Thomas J. Herzfeld Advisors, Inc., to be filed by amendment

(n)(3)	Consent of Chatsworth Securities LLC, to be filed by amendment

(o)	Not applicable

(p)	Initial Capital Agreement(1)

(q)	Not applicable

(r)(1)	Credit Suisse Global Policy Employee Personal Account Trading Policy(3)

(r)(2)	Code of Ethics of the Investment Adviser, filed herewith.

(s)	Power of Attorney, filed herewith.

(1)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-2, filed on July 24, 1998 (File No. 333-52373).

(2)	Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on November 22, 2000 (Securities Act File No. 33-58125).

(3)	Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on April 27, 2010 (Securities Act File No. 33-58125).

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offer described in this Registration Statement:

Legal	$ *
Subscription Agent	*
Information Agent	*
Printing and Mailing	*
NYSE Listing Fee	*
SEC Registration Fee	*
FINRA Fee	*
Other	*

Total	$ *

2

Note: All amounts are estimates.

* To be filed by amendment.

Item 28. Persons Controlled by or Under Common Control with the Registrant

From time to time, Credit Suisse Asset Management, LLC (“Credit Suisse”) may be deemed to control the Trust and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund’s shares on behalf of discretionary advisory clients.

Item 29. Number of Holders of Shares

As of July 30, 2010, there are the following number of Record Holders:

Number of
Title of Class	Record Holders
Common Shares of Beneficial Interest	223

Item 30. Indemnification

Pursuant to the Agreement and Declaration of Trust of the Registrant, the Registrant has agreed to indemnify its trustees and officers against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting his capacity as officer or trustee of the Registrant by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified thereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person of the Registrant in connection with the Shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

3

Item 31. Business and Other Connections of Investment Adviser

Credit Suisse acts as investment adviser to the Registrant. Credit Suisse renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 31 of officers and Trustees of Credit Suisse, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Credit Suisse (SEC File No. 801-37170).

Item 32. Location of Accounts and Records

(1)           Credit Suisse High Yield Bond Fund
Eleven Madison Avenue
New York, New York 10010
(Fund’s Agreement and Declaration of Trust, Bylaws and minute books)

(2)           Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, New York 10010
(records relating to its functions as investment adviser)

(3)           State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
(records relating to its functions as administrator, custodian and accounting agent)

(4)           Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940
(records relating to its functions as shareholder servicing agent)

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(1) The Registrant hereby undertakes to suspend the offering of its shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5)(a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

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(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 3rd day of August, 2010.

CREDIT SUISSE HIGH YIELD
BOND FUND

By:	/s/John G. Popp
John G. Popp
Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE	TITLE	DATE

/s/John G. Popp	Chief Executive Officer and President	August 3, 2010
John G. Popp

/s/Michael A. Pignataro	Chief Financial Officer	August 3, 2010
Michael A. Pignataro

/s/Enrique Arzac	Chairman of the Board and Trustee	July 30, 2010
Enrique Arzac

/s/Terry F. Bovarnick	Trustee	July 22, 2010
Terry F. Bovarnick

/s/James J. Cattano	Trustee	July 28, 2010
James J. Cattano

/s/Lawrence J. Fox	Trustee	July 21, 2010
Lawrence J. Fox

/s/Steven N. Rappaport	Trustee	July 21, 2010
Steven N. Rappaport

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EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

(a)(2)	Certificate of Amendment to Agreement and Declaration of Trust, dated February 6, 2001

(a)(3)	Certificate of Amendment to Agreement and Declaration of Trust, dated May 31, 2001

(a)(4)	Certificate of Amendment to Agreement and Declaration of Trust, dated April 10, 2002

(a)(5)	Certificate of Amendment to Agreement and Declaration of Trust, dated August 16, 2007

(b)(2)	Amendment to Bylaws, dated May 31, 2001

(d)(e)	Dividend Reinvestment and Cash Purchase Plan

(d)(g)	Amended and Restated Investment Advisory Agreement with Credit Suisse Asset Management, LLC dated December 1, 2006

(k)(1)	Registrar, Transfer Agency and Services Agreement with EquiServe, Inc. dated August 1, 2003

(k)(2)	Administration Agreement with State Street Bank and Trust Company dated June 7, 2002

(k)(3)	Credit Agreement with State Street Bank and Trust Company dated December 12, 2008

(k)(4)	Amendment No. 1 to Credit Agreement dated December 11, 2009

(k)(5)	Security Agreement with State Street Bank and Trust Company dated December 12, 2008

(r)(2)	Code of Ethics of the Investment Adviser

(s)	Power of Attorney

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